UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7486

Nuveen Maryland Premium Income Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Annual Report
May 31, 2012

Nuveen Maryland Premium Income Municipal Fund
NMY

Nuveen Maryland Dividend Advantage Municipal Fund
NFM

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI

Nuveen Virginia Premium Income Municipal Fund
NPV

Nuveen Virginia Dividend Advantage Municipal Fund
NGB

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB

May

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Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Fund Leverage and Other Information	12

Common Share Dividend and Price Information	14

Performance Overviews	15

Shareholder Meeting Report	22

Report of Independent Registered Public Accounting Firm	25

Portfolios of Investments	26

Statement of Assets and Liabilities	70

Statement of Operations	72

Statement of Changes in Net Assets	74

Statement of Cash Flows	77

Financial Highlights	80

Notes to Financial Statements	91

Annual Investment Management Agreement Approval Process	106

Board Member & Officers	115

Reinvest Automatically, Easily and Conveniently	120

Glossary of Terms Used in this Report	122

Additional Fund Information	127

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area are casting a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. At the same time, member nations appear unwilling to provide adequate financial support or to surrender sufficient sovereignty to strengthen the banks or unify the Euro area financial system. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time will begin to run out.

In the U.S., strong corporate earnings have enabled the equity markets to withstand much of the downward pressures coming from weakening job creation, slower economic growth and political uncertainty. The Fed remains committed to low interest rates but has refrained from predicting another program of quantitative easing unless economic growth were to weaken significantly or the threat of recession appears on the horizon. Pre-election maneuvering has added to the already highly partisan atmosphere in the Congress. The end of the Bush-era tax cuts and implementation of the spending restrictions of the Budget Control Act of 2011, both scheduled to take place at year-end, loom closer.

During the last year, U.S. based investors have experienced a sharp decline and a strong recovery in the equity markets. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
July 20, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Maryland Premium Income Municipal Fund (NMY)
Nuveen Maryland Dividend Advantage Municipal Fund (NFM)
Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR)
Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI)
Nuveen Virginia Premium Income Municipal Fund (NPV)
Nuveen Virginia Dividend Advantage Municipal Fund (NGB)
Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB)

Portfolio manager Tom Spalding reviews economic and municipal market conditions at the national and state levels, key investment strategies and the twelve-month performance of the Nuveen Maryland and Virginia Funds. With 37 years of investment experience at Nuveen, Tom assumed portfolio management responsibility for these seven Funds in January 2011.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2012?

During this period, the U.S. economy’s progress toward recovery from recession remained moderate. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by continuing to hold the benchmark Fed Funds rate at the record low level of zero to 0.25% that it had established in December 2008. At its June 2012 meeting (following the end of this reporting period), the central bank affirmed its opinion that economic conditions would likely warrant keeping the Fed Funds rate at “exceptionally low levels” through at least late 2014. The Fed also announced that it would extend its program to lengthen the average maturity of its holdings of U.S. Treasury securities by purchasing another $267 billion of these securities (in addition to the $400 billion originally announced in September 2011) with remaining maturities of six to thirty years and selling an equal amount of U.S. Treasury securities with maturities of three years or less. The goals of this program, which the Fed has now extended through the end of December 2012, are to lower longer-term interest rates, make broader financial conditions more accommodating, support a stronger economic recovery and help ensure that inflation remains at levels consistent with the Fed’s mandates of maximum employment and price stability.

In the first quarter of 2012, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking eleven consecutive quarters of positive growth. The Consumer Price Index (CPI) rose 1.7% year-over-year as of May 2012, the lowest twelve-month rate of change since February 2011, while the core CPI (which excludes food and energy) increased 2.3% during the period, edging above the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Labor market conditions continued to be slow to improve, with national unemployment registering

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc., or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Investments	5

8.2% in May 2012, down from 9.0% in May 2011 but a slight uptick from the 8.1% reading in April 2012. The housing market remained the major weak spot in the economy, beleaguered by a high level of distressed properties and difficult credit conditions. For the twelve months ended April 2012 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 1.9%, as housing prices remained at the lowest levels since early 2003, down approximately 34% from their 2006 peak. In addition, the U.S. economic picture continued to be clouded by concerns about the European debt crisis and global financial markets in general and efforts to reduce the U.S. federal deficit.

Municipal bond prices generally rallied during this period, amid strong demand and tight supply. Although the availability of tax-exempt supply improved in recent months, the pattern of new issuance remained light compared with long-term historical trends. This served as a key driver of performance, as tight supply and strong demand combined to create favorable market conditions for municipal bonds. Concurrent with rising prices, yields declined across most maturities, especially at the longer end of the municipal yield curve. The depressed level of municipal bond issuance during the first part of this period was due in part to the lingering effects of the taxable Build America Bonds (BAB) program. Even though the BAB program expired at the end of 2010, issuers had made extensive use of its favorable terms to issue almost $190 billion in taxable BAB bonds during 2009 and 2010, representing approximately 25% of all municipal issuance during that period. Some borrowers accelerated issuance into 2010 in order to take advantage of the program before its termination, fulfilling their capital program borrowing needs well into 2011 and 2012. The low level of municipal issuance during this period also reflected the current political distaste for additional borrowing by state and local governments and the prevalent atmosphere of municipal budget austerity. In recent months, we have seen an increasing number of borrowers come to market seeking to take advantage of the current rate environment by calling existing debt and refinancing at lower rates.

Over the twelve months ended May 31, 2012, municipal bond issuance nationwide totaled $357.4 billion, an increase of 2.7% compared with issuance during the twelvemonth period ended May 31, 2011. During this period, demand for municipal bonds remained very strong, especially from individual investors.

How were economic and market conditions in Maryland and Virginia during this period?

The recession in Maryland was less severe than in many other states, as the state’s credit profile remained relatively strong due to historically sound fiscal management and a diverse economy. However, Maryland’s recent pace of recovery has lagged the nation. In 2011, Maryland’s economy expanded at a rate of 0.9%, compared with the national average of 1.5%, ranking Maryland 30th in the nation in terms of GDP growth by state. Professional, scientific and technical services were the leading contributors to Maryland’s 2011 growth. As of May 2012, Maryland’s unemployment rate was 6.8%, down from 7.1% in May 2011 and below the recent peak of 8.0% in early 2010. While well below

6	Nuveen Investments

the national average of 8.2% for May 2012, this rate has been ticking upward since February 2012, when it stood at 6.5%. Employment in the transportation and financial services sectors continued to decline, and manufacturing, which has lost 20,000 jobs in the state since 2007, continued to shed workers. With Maryland’s proximity to Washington D.C., the state remained vulnerable to federal cost-cutting and reductions in government employment, which represented 20% of jobs in the state versus the national average of 17%. The state’s largest employer was Fort George G. Meade, with more than 44,000 workers. Maryland has one of the nation’s better educated work-forces, which has facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of 56 universities, this has made Maryland a center for national security and medical and biomedical research. On the fiscal front, Maryland’s $35 billion state budget for fiscal 2013, which was adopted in May 2012, provided for $15 billion in general fund spending and included a 0.25% income tax hike on higher income residents. As of May 2012, Moody’s and S&P rated Maryland general obligation debt at Aaa with a negative outlook and AAA with a stable outlook, respectively. During the twelve months ended May 31, 2012, municipal issuance in the state totaled $6.2 billion, up 26% from the previous twelve-month period.

Virginia’s proximity to Washington D.C. and its government-related employment lessened the impact of the recent recession and added some stability to the commonwealth’s economy. Virginia’s progress toward full recovery has been modest. For 2011, Virginia posted GDP growth of 0.3%, compared with the national GDP growth of 1.5% for 2011, which ranked Virginia 40th in economic growth by state. However, other signs pointed to a relatively healthy economy. Between May 2011 and May 2012, unemployment in the commonwealth fell from 6.2% to 5.6%, its lowest point since December 2008. This rate, which was well below the national average of 8.2%, placed Virginia among the ten states with the lowest jobless rates for May 2012. Employment in Virginia was led by the government, professional and business services, education, health care and retail trade sectors, which make up more than 60% of the commonwealth’s job base. In addition, Virginia continued to serve as a center for research and development facilities, with Richmond, Charlottesville and Northern Virginia forming a research triangle. On the other hand, the manufacturing sector continued to lose jobs, and construction has yet to show real signs of recovery. In recent months, home prices in the Virginia area have risen. According to the S&P/Case-Shiller Index of 20 major metropolitan areas, the Washington D.C. area posted a 1.6% gain for the twelve months ended April 2012 (most recent data available at the time this report was prepared), compared with a 1.9% decline in home prices nationally. Virginia’s $85 billion biennium budget for fiscal 2013 and 2014, which was introduced in December 2011 and signed into law in May 2012, included $34.5 billion in general fund spending, with several fee increases and cuts to various state services and programs. In March 2012, Virginia passed a wide-ranging pension reform measure that required full funding of the Virginia retirement system within eight years, altered benefits and contribution rates and established a hybrid defined benefit/defined contribution plan for new employees. As of May 2012, Moody’s and S&P rated Virginia general obligation debt at Aaa with a negative outlook and AAA with a stable outlook, respectively. During the twelve months ended May 31, 2012, issuance in Virginia totaled $8.7 billion, an increase of 36% from the previous twelve months.

Nuveen Investments	7

What key strategies were used to manage these Funds during this reporting period?

As previously discussed, municipal bond prices generally rallied during this period in an environment of strong demand. In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term and helped us keep the Funds fully invested.

In both Maryland and Virginia during this period, we focused on purchasing higher-yielding bonds in anticipation of tightening credit spreads in a generally improving market. The Maryland Funds found value in several areas of the market, including health care, higher education and tobacco credits. Many of these purchases were made near the beginning of the period and performed well over the following months. Later in the period, we also added zero coupon bonds, as well as territorial paper from Guam and Puerto Rico. During times when in-state municipal bonds were in shorter supply, we took advantage of our ability to invest up to 20% of the Funds’ net assets in out-of-state credits to keep the Funds fully invested. Our purchase of territorial bonds also benefited the Funds through higher yields, added diversification and triple exemption (i.e., exemption from federal, state and local taxes).

The Virginia Funds also purchased highway and sales tax bonds issued by Puerto Rico, as well as a number of in-state issues, including George Mason University and hotel tax revenue bonds issued for the Greater Richmond Convention Center. One of our purchases in the new issue market during this period was a BBB- rated credit from the Virginia Small Business Financing Authority for the Elizabeth River Crossings project, which we added to the Virginia Funds in April 2012. This project, which will build an additional two-lane tunnel under the Elizabeth River between Portsmouth and Norfolk, is a new public-private partnership in the Hampton Roads area. The underwater tunnel, which is scheduled to be completed in 2017, is intended to improve the transportation network and relieve severe congestion for commuters between the two cities.

Cash for new purchases during this period was generated primarily by the proceeds from a meaningful number of bond calls, which we worked to redeploy to keep these Funds as fully invested as possible. The Funds also sold a couple of issues for cash management purposes. Overall, selling was minimal because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

As of May 31, 2012, all of these Funds continued to use inverse floating rate securities. We employ inverse floaters for a variety of reasons, including duration management, income enhancement and total return enhancement.

8	Nuveen Investments

How did the Funds perform during the twelve-month period ended May 31, 2012?

Individual results for the Nuveen Maryland and Virginia Funds, as well as relevant index and peer group information, are presented in the accompanying table.

Average Annual Total Returns on Common Share Net Asset Value
For periods ended 5/31/12

Fund	1-Year	5-Year	10-Year
Maryland Funds
NMY	14.82%	6.63%	6.63%
NFM	16.05%	6.33%	6.50%
NZR	17.20%	6.50%	6.74%
NWI	14.18%	6.36%	N/A

Standard & Poor’s (S&P) Maryland Municipal Bond Index*	8.59%	5.33%	5.14%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

Virginia Funds
NPV	14.26%	6.52%	6.40%
NGB	16.35%	6.04%	6.57%
NNB	16.19%	6.29%	6.77%

Standard & Poor’s (S&P) Virginia Municipal Bond Index*	8.53%	5.02%	5.16%
Standard & Poor’s (S&P) National Municipal Bond Index*	10.77%	5.54%	5.44%
Lipper Other States Municipal Debt Funds Classification Average*	16.15%	6.27%	6.53%

For the twelve months ended May 31, 2012, the total returns on common share net asset value (NAV) for all of the Maryland and Virginia Funds exceeded the returns for their respective state’s S&P Municipal Bond Index, as well as the S&P National Municipal Bond Index. For the same period, NZR, NGB and NNB outperformed the average return for the Lipper Other States Municipal Debt Funds Classification Average, NFM performed in line with this Lipper average, and NMY, NWI and NPV underperformed the Lipper group. Shareholders should note that the performance of the Lipper Other States classification represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions.

Key management factors that influenced the Funds’ returns during this period included duration and yield curve positioning, credit exposure and sector allocation. The use of regulatory leverage also was an important positive factor affecting the Funds’ performance. Leverage is discussed in more detail later in this report.

The Funds’ duration, or interest rate positioning, provided a meaningful positive impact on performance. As interest rates fell throughout the year, it was advantageous for the portfolios to have a relatively long duration, in other words, to be more sensitive to the beneficial effects of declining rates.

During this period, municipal bonds with longer maturities generally outperformed those with shorter maturities. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. Zero coupon bonds, which generally outperformed during this period due to their

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

*	Refer to Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

Nuveen Investments	9

longer durations, were among the top contributors to the Funds’ performance. Among these Funds, NZR, NGB and NNB were the most advantageously positioned in terms of duration and yield curve, with good exposure to the longer parts of the yield curve that performed best during this period. In contrast, both NMY and NPV were slightly short of their duration targets. NWI, which was introduced in September 2002, has reached the ten-year point of the bond market cycle when holdings of bonds with short call dates typically make up a larger percentage of a fund’s portfolio. This greater exposure to the shorter end of the yield curve hampered NWI’s performance during this period. Overall, variations in duration and yield curve positioning among the Funds accounted for many of the differences in performance.

Credit exposure was also an important factor in the Funds’ performance during these twelve months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, the performance of these Funds benefited from their emphasis on the lower rated credit spectrum, with all of the Funds having double-digit weightings of bonds rated BBB. In NMY and NPV, this was offset to some degree by the heaviest weightings of AAA bonds among these Funds, while NZR’s performance was additionally helped by having the smallest allocation of bonds rated AAA.

Holdings that generally made positive contributions to the Funds’ returns during this period included health care (including hospitals), transportation, education and water and sewer credits. All of these Funds, particularly NFM, NZR and NWI, benefited from strong weightings in the health care sector. Tobacco bonds backed by the 1998 master tobacco settlement agreement also performed well, as these bonds benefited from several market developments, including increased demand for higher-yielding investments by investors who had become less risk-averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement, including Maryland and Virginia, stand to receive increased payments from the tobacco companies. As of May 31, 2012, NZR had a considerably heavier weighting in tobacco bonds than the other six Funds.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of May 31, 2012, NMY, NWI, NPV and NNB all had double-digit weightings in pre-refunded bonds, which detracted from their performance. General obligation (GO) bonds and public power and housing credits also lagged the performance of the general municipal market for this period. These Funds generally were underweighted in the GO sector, which limited the impact of these holdings.

10	Nuveen Investments

APPROVED FUND REORGANIZATIONS

On June 22, 2012 and July 18, 2012, (following the end of this reporting period) shareholders of the Virginia and Maryland Funds, respectively, approved their reorganizations, which will be consummated before the opening of business for each Fund on August 6, 2012.

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;

•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;

•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and

•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Symbol	Acquiring Fund	Symbol
Maryland Funds
Nuveen Maryland Dividend Advantage	NFM	Nuveen Maryland Premium Income	NMY
Municipal Fund		Municipal Fund
Nuveen Maryland Dividend Advantage	NZR
Municipal Fund 2
Nuveen Maryland Dividend Advantage	NWI
Municipal Fund 3

Acquired Funds	Symbol	Acquiring Fund	Symbol
Nuveen Virginia Dividend Advantage	NGB	Nuveen Virginia Premium Income	NPV
Municipal Fund		Municipal Fund
Nuveen Virginia Dividend Advantage	NNB
Municipal Fund 2

Upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Funds of the liabilities of the Acquired Funds. The Acquired Funds will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds. Holders of common shares will receive newly issued common shares of the Acquiring Funds, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of MuniFund Term Preferred (MTP) Shares of each Acquired Fund will receive on a one-for-one basis newly issued MTP Shares of their Acquiring Fund, in exchange for MTP Shares of their Acquired Fund held immediately prior to the reorganization.

Nuveen Investments	11

Fund Leverage and
Other Information

IMPACT OF THE FUNDS’ LEVERAGE STRATEGIES ON PERFORMANCE

One important factor impacting the returns of all these Funds relative to the comparative indexes was the Funds’ use of leverage. The Funds use leverage because their managers believe that, over time, leveraging provides opportunities for additional income and total return for common shareholders. However, use of leverage also can expose common shareholders to additional volatility. For example, as the prices of securities held by a fund decline, the negative impact of these valuation changes on common share net asset value and common shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance common share returns during periods when the prices of securities held by a fund generally are rising. Leverage made a positive contribution to the performance of these Funds over this reporting period.

THE FUNDS’ REGULATORY LEVERAGE

As of May 31, 2012, each of the Funds have issued and outstanding MTP Shares as shown in the accompanying table.

		MTP Shares Issued	Annual	NYSE
Fund	Series	At Liquidation Value	Interest Rate	Ticker
NMY	2015	38,775,000	2.65%	NMY Pr C
NMY	2016	35,818,000	2.90%	NMY Pr D
NFM	2015	26,485,000	2.60%	NFM Pr C
NZR	2015	27,300,000	2.60%	NZR Pr C
NWI	2015	20,700,000	2.65%	NWI Pr C
NWI	2016	17,066,000	2.85%	NWI Pr D
NPV	2014	29,203,000	2.25%	NPV Pr A
NPV	2015	32,205,000	2.65%	NPV Pr C
NGB	2014	22,800,000	2.80%	NGB Pr C
NNB	2014	43,200,000	2.80%	NNB Pr C

(Refer to Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies and Footnote 4 – Fund Shares for further details on MTP Shares.)

12	Nuveen Investments

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like these Funds frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Leverage Risk. Each Fund’s use of leverage creates the possibility of higher volatility for the Fund’s per share NAV, market price, distributions and returns. There is no assurance that a Fund’s leveraging strategy will be successful.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

Inverse Floater Risk. The Funds may invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a Fund’s exposure to interest rate risk and credit risk. In addition, investments in inverse floaters involve the risk that the Fund could lose more than its original principal investment.

Nuveen Investments	13

Common Share Dividend
and Price Information

DIVIDEND INFORMATION

The monthly dividend of NMY was increased once in September 2011.The monthly dividends of NZR, NWI, NPV and NNB remained stable throughout the twelve-month reporting period ended May 31, 2012, while the dividends of NFM and NGB were reduced once during the period.

Due to normal portfolio activity, common shareholders of NPV received a long-term capital gains distribution of $0.0237 per share in December 2011.

All of these Funds seek to pay stable dividends at rates that reflect each Fund’s past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of May 31, 2012, all seven Funds in this report had positive UNII balances for both tax and financial reporting purposes.

COMMON SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding common shares.

As of May 31, 2012 and during the twelve-month reporting report, the Funds’ common share prices were trading at (+) premiums or (-) discounts to their common share NAVs as shown in the accompanying table.

	5/31/12	Twelve-Month Average
Fund	(+)Premium/(-)Discount	(+)Premium/(-)Discount
NMY	(-) 0.26%	(-)2.38%
NFM	(-) 2.56%	(-)5.14%
NZR	(-) 3.11%	(-)3.41%
NWI	(-) 3.59%	(-)5.35%
NPV	(+)9.29%	(+)3.90%
NGB	(+)6.68%	(+)1.76%
NNB	(+)5.33%	(+)1.61%

14	Nuveen Investments

NMY	Nuveen Maryland
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$15.64
Common Share Net Asset Value (NAV)	$15.68
Premium/(Discount) to NAV	-0.26%
Market Yield	4.95%
Taxable-Equivalent Yield1	7.24%
Net Assets Applicable to Common Shares ($000)	$167,208

Leverage
Regulatory Leverage	30.85%
Effective Leverage	34.32%

Average Annual Total Returns
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	17.69%	14.82%
5-Year	6.48%	6.63%
10-Year	5.38%	6.63%

Portfolio Composition3
(as a % of total investments)
Health Care	19.2%
U.S. Guaranteed	16.5%
Tax Obligation/Limited	12.6%
Education and Civic Organizations	10.6%
Housing/Single Family	7.6%
Tax Obligation/General	7.2%
Housing/Multifamily	5.8%
Consumer Staples	4.4%
Long-Term Care	3.3%
Other	12.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	15

NFM	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.85
Common Share Net Asset Value (NAV)	$15.24
Premium/(Discount) to NAV	-2.56%
Market Yield	5.01%
Taxable-Equivalent Yield1	7.32%
Net Assets Applicable to Common Shares ($000)	$63,987

Leverage
Regulatory Leverage	29.27%
Effective Leverage	33.07%

Average Annual Total Returns
(Inception 1/23/01)
	On Share Price	On NAV
1-Year	20.69%	16.05%
5-Year	5.08%	6.33%
10-Year	5.24%	6.50%

Portfolio Composition3
(as a % of total investments)
Health Care	21.8%
Tax Obligation/Limited	18.3%
Tax Obligation/General	8.6%
Education and Civic Organizations	8.4%
Housing/Single Family	6.8%
Housing/Multifamily	6.4%
U.S. Guaranteed	6.4%
Long-Term Care	4.8%
Consumer Staples	4.8%
Other	13.7%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

16	Nuveen Investments

NZR	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.96
Common Share Net Asset Value (NAV)	$15.44
Premium/(Discount) to NAV	-3.11%
Market Yield	5.29%
Taxable-Equivalent Yield1	7.73%
Net Assets Applicable to Common Shares ($000)	$64,890

Leverage
Regulatory Leverage	29.61%
Effective Leverage	33.24%

Average Annual Total Returns
(Inception 9/25/01)
	On Share Price	On NAV
1-Year	18.78%	17.20%
5-Year	5.24%	6.50%
10-Year	6.01%	6.74%

Portfolio Composition3
(as a % of total investments)
Health Care	20.5%
Tax Obligation/Limited	17.8%
Education and Civic Organizations	9.4%
Housing/Single Family	7.8%
Consumer Staples	7.3%
U.S. Guaranteed	6.9%
Housing/Multifamily	5.9%
Tax Obligation/General	5.6%
Transportation	5.2%
Other	13.6%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	17

NWI	Nuveen Maryland
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 3
as of May 31, 2012

Fund Snapshot
Common Share Price	$14.76
Common Share Net Asset Value (NAV)	$15.31
Premium/(Discount) to NAV	-3.59%
Market Yield	5.12%
Taxable-Equivalent Yield1	7.49%
Net Assets Applicable to Common Shares ($000)	$82,158

Leverage
Regulatory Leverage	31.49%
Effective Leverage	34.61%

Average Annual Total Returns
(Inception 9/25/02)
	On Share Price	On NAV
1-Year	14.17%	14.18%
5-Year	5.55%	6.36%
Since Inception	5.22%	5.89%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	23.8%
Health Care	20.8%
U.S. Guaranteed	10.2%
Education and Civic Organizations	8.7%
Tax Obligation/General	5.9%
Housing/Single Family	5.8%
Housing/Multifamily	5.0%
Consumer Staples	4.5%
Long-Term Care	4.1%
Other	11.2%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 31.6%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

18	Nuveen Investments

NPV	Nuveen Virginia
Performance	Premium Income
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$17.05
Common Share Net Asset Value (NAV)	$15.60
Premium/(Discount) to NAV	9.29%
Market Yield	4.72%
Taxable-Equivalent Yield1	6.95%
Net Assets Applicable to Common Shares ($000)	$141,099

Leverage
Regulatory Leverage	30.32%
Effective Leverage	35.07%

Average Annual Total Returns
(Inception 3/18/93)
	On Share Price	On NAV
1-Year	20.61%	14.26%
5-Year	7.97%	6.52%
10-Year	6.14%	6.40%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	21.1%
U.S. Guaranteed	19.8%
Health Care	16.3%
Transportation	12.2%
Tax Obligation/General	8.3%
Education and Civic Organizations	6.1%
Housing/Single Family	4.9%
Other	11.3%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.
4	The Fund paid shareholders a capital gains distribution in December 2011 of $0.0237 per share.

Nuveen Investments	19

NGB	Nuveen Virginia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund
as of May 31, 2012

Fund Snapshot
Common Share Price	$16.30
Common Share Net Asset Value (NAV)	$15.28
Premium/(Discount) to NAV	6.68%
Market Yield	4.45%
Taxable-Equivalent Yield1	6.55%
Net Assets Applicable to Common Shares ($000)	$48,104

Leverage
Regulatory Leverage	32.16%
Effective Leverage	36.70%

Average Annual Total Returns
(Inception 1/26/01)
	On Share Price	On NAV
1-Year	25.09%	16.35%
5-Year	4.11%	6.04%
10-Year	6.32%	6.57%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	25.1%
Health Care	17.8%
Tax Obligation/General	13.0%
Transportation	9.6%
Long-Term Care	9.4%
U.S. Guaranteed	7.7%
Housing/Single Family	5.0%
Other	12.4%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

20	Nuveen Investments

NNB	Nuveen Virginia
Performance	Dividend Advantage
OVERVIEW	Municipal Fund 2
as of May 31, 2012

Fund Snapshot
Common Share Price	$16.40
Common Share Net Asset Value (NAV)	$15.57
Premium/(Discount) to NAV	5.33%
Market Yield	4.83%
Taxable-Equivalent Yield1	7.11%
Net Assets Applicable to Common Shares ($000)	$89,822

Leverage
Regulatory Leverage	32.48%
Effective Leverage	36.95%

Average Annual Total Returns
(Inception 11/15/01)
	On Share Price	On NAV
1-Year	23.88%	16.19%
5-Year	5.22%	6.29%
10-Year	6.73%	6.77%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited	21.7%
U.S. Guaranteed	16.6%
Health Care	16.3%
Transportation	13.7%
Long-Term Care	8.4%
Water and Sewer	5.5%
Education and Civic Organizations	5.0%
Other	12.8%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 32.1%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

3	Holdings are subject to change.

Nuveen Investments	21

NMY	Shareholder Meeting Report
NFM
NZR
The annual meeting of shareholders was held in the offices of Nuveen Investments on November 15, 2011; at this meeting the shareholders were asked to vote on the election of Board Members, the elimination of Fundamental Investment Policies and the approval of new Fundamental Investment Policies. The meeting was subsequently adjourned to December 16, 2011. The meeting for NMY was additionally adjourned to January 31, 2012. A special meeting of shareholders was held in the offices of Nuveen Investments on April 5, 2012; at this meeting the shareholders were asked to vote on the approval of the issuance of additional common shares and the approval of an Agreement and Plan of Reorganization. The meeting for NMY, NFM, NZR, NWI, NPV, NGB and NNB was subsequently adjourned to May 17, 2012.

	NMY		NFM		NZR
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	8,593,082	2,858,489	3,489,780	1,283,443	3,689,248	1,412,954
Against	635,514	252,262	172,163	90,182	114,620	46,889
Abstain	289,731	71,086	117,267	47,500	102,925	44,500
Total	9,518,327	3,181,837	3,779,210	1,421,125	3,906,793	1,504,343
To approve the issuance of additional common shares.
For	8,539,450	—	—	—	—	—
Against	665,231	—	—	—	—	—
Abstain	313,646	—	—	—	—	—
Total	9,518,327	—	—	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	7,688,511	2,785,216	2,749,358	1,128,582	2,951,920	1,184,383
Against	531,416	269,119	125,263	28,480	151,491	45,150
Abstain	290,158	40,305	99,057	41,523	75,389	10,050
Broker Non-Votes	2,336,171	959,369	1,042,056	282,558	1,045,258	361,517
Total	10,846,256	4,054,009	4,015,734	1,481,143	4,224,058	1,601,100
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	7,593,304	2,764,791	2,741,851	1,126,582	2,944,629	1,180,883
Against	613,107	288,544	130,378	30,480	154,232	46,150
Abstain	303,674	41,305	101,449	41,523	79,939	12,550
Broker Non-Votes	2,336,171	959,369	1,042,056	282,558	1,045,258	361,517
Total	10,846,256	4,054,009	4,015,734	1,481,143	4,224,058	1,601,100
Approval of the Board Members was reached as follows:
John P. Amboian
For	10,075,904	—	3,862,045	—	4,156,470	—
Withhold	321,654	—	153,689	—	67,588	—
Total	10,397,558	—	4,015,734	—	4,224,058	—
William C. Hunter
For	—	3,581,810	—	1,419,353	—	1,590,700
Withhold	—	83,949	—	61,790	—	10,400
Total	—	3,665,759	—	1,481,143	—	1,601,100
David J. Kundert
For	10,092,435	—	3,862,075	—	4,157,028	—
Withhold	305,123	—	153,659	—	67,030	—
Total	10,397,558	—	4,015,734	—	4,224,058	—
William J. Schneider
For	—	3,576,810	—	1,419,353	—	1,590,700
Withhold	—	88,949	—	61,790	—	10,400
Total	—	3,665,759	—	1,481,143	—	1,601,100
Terence J. Toth
For	10,089,887	—	3,862,745	—	4,155,948	—
Withhold	307,671	—	152,989	—	68,110	—
Total	10,397,558	—	4,015,734	—	4,224,058	—

22	Nuveen Investments

NWI
NPV
NGB

	NWI		NPV		NGB
	Common and		Common and		Common and
	Preferred	Preferred	Preferred	Preferred	Preferred	Preferred
	shares voting	shares voting	shares voting	shares voting	shares voting	shares voting
	together	together	together	together	together	together
	as a class	as a class	as a class	as a class	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	4,300,878	1,499,372	8,128,977	2,868,886	2,937,445	1,183,862
Against	147,507	63,039	293,102	138,889	86,718	16,661
Abstain	139,925	38,500	229,563	66,400	43,561	12,500
Total	4,588,310	1,600,911	8,651,642	3,074,175	3,067,724	1,213,023
To approve the issuance of additional common shares.
For	—	—	8,031,441	—	—	—
Against	—	—	343,755	—	—	—
Abstain	—	—	276,446	—	—	—
Total	—	—	8,651,642	—	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	3,984,552	1,451,631	6,615,665	2,407,417	2,484,871	1,062,264
Against	278,651	154,445	378,787	190,779	65,677	12,421
Abstain	128,285	47,300	143,287	19,600	71,656	16,400
Broker Non-Votes	1,291,035	424,049	2,064,558	701,665	692,955	295,950
Total	5,682,523	2,077,425	9,202,297	3,319,461	3,315,159	1,387,035
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	3,964,014	1,445,631	6,599,238	2,403,406	2,478,036	1,053,764
Against	295,963	160,445	392,369	194,790	72,027	20,921
Abstain	131,511	47,300	146,132	19,600	72,141	16,400
Broker Non-Votes	1,291,035	424,049	2,064,558	701,665	692,955	295,950
Total	5,682,523	2,077,425	9,202,297	3,319,461	3,315,159	1,387,035
Approval of the Board Members was reached as follows:
John P. Amboian
For	5,325,704	—	8,940,000	—	3,243,938	—
Withhold	206,364	—	262,297	—	71,221	—
Total	5,532,068	—	9,202,297	—	3,315,159	—
William C. Hunter
For	—	1,854,225	—	3,199,050	—	1,381,535
Withhold	—	92,100	—	120,411	—	5,500
Total	—	1,946,325	—	3,319,461	—	1,387,035
David J. Kundert
For	5,338,754	—	8,933,668	—	3,236,198	—
Withhold	193,314	—	268,629	—	78,961	—
Total	5,532,068	—	9,202,297	—	3,315,159	—
William J. Schneider
For	—	1,851,225	—	3,194,050	—	1,381,535
Withhold	—	95,100	—	125,411	—	5,500
Total	—	1,946,325	—	3,319,461	—	1,387,035
Terence J. Toth
For	5,331,404	—	8,956,913	—	3,228,739	—
Withhold	200,664	—	245,384	—	86,420	—
Total	5,532,068	—	9,202,297	—	3,315,159	—

Nuveen Investments	23

Shareholder Meeting Report (continued)
NNB

	NNB
	Common and
	Preferred	Preferred
	shares voting	shares voting
	together	together
	as a class	as a class
To approve the Agreement and Plan of Reorganization.
For	5,439,967	2,338,095
Against	231,971	119,000
Abstain	111,882	30,999
Total	5,783,820	2,488,094
To approve the issuance of additional common shares.
For	—	—
Against	—	—
Abstain	—	—
Total	—	—
To approve the elimination of the fundamental policies relating to the Fund’s ability to make loans.
For	4,590,195	1,936,127
Against	211,880	102,596
Abstain	155,211	30,000
Broker Non-Votes	1,619,864	761,005
Total	6,577,150	2,829,728
To approve the new fundamental policy relating to the Fund’s ability to make loans.
For	4,591,258	1,937,652
Against	207,385	101,071
Abstain	158,643	30,000
Broker Non-Votes	1,619,864	761,005
Total	6,577,150	2,829,728
Approval of the Board Members was reached as follows:
John P. Amboian
For	6,408,859	—
Withhold	168,291	—
Total	6,577,150	—
William C. Hunter
For	—	2,782,270
Withhold	—	47,458
Total	—	2,829,728
David J. Kundert
For	6,406,421	—
Withhold	170,729	—
Total	6,577,150	—
William J. Schneider
For	—	2,783,270
Withhold	—	46,458
Total	—	2,829,728
Terence J. Toth
For	6,400,725	—
Withhold	176,425	—
Total	6,577,150	—

24	Nuveen Investments

Report of Independent
Registered Public Accounting Firm

The Board of Trustees and Shareholders
Nuveen Maryland Premium Income Municipal Fund
Nuveen Maryland Dividend Advantage Municipal Fund
Nuveen Maryland Dividend Advantage Municipal Fund 2
Nuveen Maryland Dividend Advantage Municipal Fund 3
Nuveen Virginia Premium Income Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund
Nuveen Virginia Dividend Advantage Municipal Fund 2

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 (the “Funds”) as of May 31, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Maryland Premium Income Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund, Nuveen Maryland Dividend Advantage Municipal Fund 2, Nuveen Maryland Dividend Advantage Municipal Fund 3, Nuveen Virginia Premium Income Municipal Fund, Nuveen Virginia Dividend Advantage Municipal Fund, and Nuveen Virginia Dividend Advantage Municipal Fund 2 at May 31, 2012, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
July 26, 2012

Nuveen Investments	25

Nuveen Maryland Premium Income Municipal Fund
NMY	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 3.3% (2.2% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$200	5.250%, 9/01/19 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$209,350
25	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	25,590
350	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+	357,312
4,900	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	4,931,066
5,475	Total Consumer Discretionary			5,523,318
	Consumer Staples – 6.5% (4.4% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
770	5.250%, 6/01/32	6/17 at 100.00	BB	723,723
1,200	5.625%, 6/01/47	6/17 at 100.00	BB	1,018,188
77,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	5,510,890
	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
2,545	5.375%, 5/15/33	8/12 at 100.00	BBB+	2,540,165
1,110	5.500%, 5/15/39	8/12 at 100.00	BBB+	1,106,870
82,625	Total Consumer Staples			10,899,836
	Education and Civic Organizations – 15.7% (10.6% of Total Investments)
1,250	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	1,215,650
1,000	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	1,025,300
330	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	342,491
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
825	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA–	831,666
500	5.250%, 7/01/30 – AGM Insured	1/13 at 100.00	AA–	503,260
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	1,282,963
1,430	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.683%, 1/01/13 (IF)	No Opt. Call	AA+	1,742,112
1,825	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	1,909,352
500	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	515,850
1,365	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/19	5/15 at 100.00	AA	1,494,470
9,445	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	11,647,763
1,685	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,938,390

26	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
$910	5.000%, 11/01/31	11/16 at 100.00	BBB+	$936,263
850	4.500%, 11/01/36	11/16 at 100.00	BBB+	826,039
23,165	Total Education and Civic Organizations			26,211,569
	Health Care – 28.5% (19.2% of Total Investments)
500	Baltimore County, Maryland, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/3$	9/16 at 100.00	AA	557,740
310	Maryland Health and Higher Ed Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39 (WI/DD, Settling 6/07/12)	10/22 at 100.00	A	344,754
2,990	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	3,223,340
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	601,951
850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.250%, 1/01/31	1/22 at 100.00	Baa2	980,475
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	1,584,570
1,525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A	1,567,319
3,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	A3	3,265,600
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	411,048
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
500	4.000%, 7/01/30	7/22 at 100.00	A3	504,745
400	5.000%, 7/01/37	7/22 at 100.00	A3	429,304
1,665	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,591,607
1,740	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	1,756,234
1,400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	1,400,378
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A, 5.000%, 5/15/26	5/21 at 100.00	AA–	586,635
2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/12 at 100.00	A+	2,006,940
3,800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	3,835,796
1,175	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	1,274,323
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	346,917
1,750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	1,875,510

Nuveen Investments	27

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$3,310	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	$3,664,170
800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	851,800
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
1,010	5.000%, 7/01/37	7/17 at 100.00	BBB	1,029,230
670	5.500%, 7/01/42	7/17 at 100.00	BBB	694,723
1,700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,755,964
1,900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,072,273
3,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A	3,261,213
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	1,016,210
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
3,395	5.750%, 1/01/38	1/18 at 100.00	BBB	3,580,910
1,000	6.000%, 1/01/43	1/18 at 100.00	BBB	1,067,950
	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
225	5.375%, 7/01/14	7/12 at 100.00	B3	225,144
295	5.300%, 7/01/24	7/12 at 100.00	B3	281,952
45,675	Total Health Care			47,646,725
	Housing/Multifamily – 8.6% (5.8% of Total Investments)
2,065	Anne Arundel County, Maryland, FNMA Multifamily Housing Revenue Bonds, Glenview Gardens Apartments Project, Series 2009, 5.000%, 1/01/28 (Mandatory put 1/01/27)	1/20 at 102.00	AA+	2,279,554
2,500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	2,501,675
685	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	686,137
1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	760,780
1,145	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	1,175,652
3,830	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.200%, 7/01/30	7/12 at 100.00	Aaa	3,834,711
300	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 5.900%, 7/01/15	7/12 at 100.00	Aa2	301,035
	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Refunding Bonds, Overlook Apartments, Series 1995A:
1,110	5.700%, 12/20/15	6/12 at 100.00	AA+	1,113,796
1,670	5.750%, 12/20/19	6/12 at 100.00	AA+	1,674,676
14,305	Total Housing/Multifamily			14,328,016

28	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Single Family – 11.3% (7.6% of Total Investments)
$75	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2007G, 3.950%, 9/01/12	No Opt. Call	Aa2	$75,683
2,735	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	2,926,915
3,000	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2009B, 4.750%, 9/01/39	9/18 at 100.00	Aa2	3,116,430
505	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	551,955
2,325	Maryland Community Development Administration, Department of Housing and Community	9/14 at 100.00	AA	2,356,550
	Development, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	618,630
4,100	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	AA	4,251,742
1,150	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	1,187,846
1,630	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	1,687,490
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
650	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	682,558
1,200	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	1,227,744
260	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	261,815
18,230	Total Housing/Single Family			18,945,358
	Industrials – 2.6% (1.8% of Total Investments)
2,150	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	2,319,162
2,010	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	2,053,557
4,160	Total Industrials			4,372,719
	Long-Term Care – 4.8% (3.3% of Total Investments)
2,455	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	2,494,575
995	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	1,100,042
3,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	A	3,396,510
1,065	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,080,560
7,515	Total Long-Term Care			8,071,687
	Tax Obligation/General – 10.7% (7.2% of Total Investments)
2,030	Anne Arundel County, Maryland, General Obligation Bonds, Series 2004, 5.000%, 4/01/16	4/14 at 100.00	AAA	2,191,426
1,000	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	1,140,540
685	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	794,155
1,200	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A, 5.000%, 10/15/30	10/21 at 100.00	Aa2	1,403,856

Nuveen Investments	29

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,540	Baltimore, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004A, 5.000%, 10/15/22 – AMBAC Insured	10/14 at 100.00	Aa2	$1,691,983
700	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AAA	808,759
	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006:
2,185	5.000%, 3/01/14	No Opt. Call	AAA	2,367,273
820	5.000%, 3/01/16	No Opt. Call	AAA	953,980
1,190	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,274,050
1,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2003A, 5.250%, 3/01/13	No Opt. Call	AAA	1,038,300
3,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	3,417,000
700	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	789,663
16,050	Total Tax Obligation/General			17,870,985
	Tax Obligation/Limited – 18.7% (12.6% of Total Investments)
380	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	399,631
300	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	304,050
340	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	340,139
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
2,300	5.000%, 7/01/30	7/20 at 100.00	A–	2,497,984
1,000	5.000%, 7/01/40	7/20 at 100.00	A–	1,056,780
900	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	910,044
4,250	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	5,017,338
1,700	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/24	6/13 at 100.00	AA+	1,770,550
675	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.500%, 7/01/27 – RAAI Insured	7/12 at 101.00	A+	682,850
400	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	407,660
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2005L, 5.250%, 7/01/35 – NPFG Insured	No Opt. Call	Baa1	1,064,510
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa1	1,130,450
3,500	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	3,803,100
1,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	1,073,730
1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	1,661,775
2,100	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA–	2,109,828

30	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$525	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2004I, 5.250%, 7/01/33	7/14 at 100.00	Baa1	$532,781
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A:
1,425	5.375%, 8/01/39	2/20 at 100.00	A+	1,526,460
200	5.500%, 8/01/42	2/20 at 100.00	A+	214,912
3,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	598,110
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA:
270	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	310,365
1,800	5.300%, 7/01/35	7/20 at 100.00	A3	1,861,470
765	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A3	863,609
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,064,800
31,330	Total Tax Obligation/Limited			31,202,926
	Transportation – 4.4% (3.0% of Total Investments)
1,060	Baltimore, Maryland, Revenue Refunding Bonds, Parking System Facilities, Series 1998A, 5.250%, 7/01/17 – FGIC Insured	No Opt. Call	A1	1,195,351
265	Guam International Airport Authority, Revenue Bonds, Series 2003A, 5.250%, 10/01/21 – NPFG Insured	10/13 at 100.00	BBB	271,315
4,335	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA–	4,900,067
2,075	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (4)	12/12 at 100.00	N/R	1,082,880
7,735	Total Transportation			7,449,613
	U.S. Guaranteed – 24.5% (16.5% of Total Investments) (5)
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (5)	2,468,020
2,000	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured (ETM)	No Opt. Call	AA (5)	2,583,940
1,245	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (5)	1,465,913
510	Gaithersburg, Maryland, Hospital Facilities Revenue Refunding and Improvement Bonds, Shady Grove Adventist Hospital, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA– (5)	517,721
	Howard County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2004B:
1,625	5.000%, 8/15/17 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,755,114
1,180	5.000%, 8/15/19 (Pre-refunded 2/15/14)	2/14 at 100.00	AAA	1,274,483
795	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Collegiate Housing Foundation – Salisbury State University, Series 1999A, 6.000%, 6/01/19 (Pre-refunded 12/01/12)	12/12 at 101.70	Baa3 (5)	797,544
1,200	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 (Pre-refunded 7/01/12)	7/12 at 100.00	A (5)	1,204,776
3,200	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R (5)	3,991,264
3,125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Howard County General Hospital, Series 1993, 5.500%, 7/01/25 (ETM)	8/12 at 100.00	N/R (5)	3,462,813

Nuveen Investments	31

Nuveen Maryland Premium Income Municipal Fund (continued)
NMY	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed (5) (continued)
$2,040	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (5)	$2,238,206
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A (5)	1,507,230
135	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	152,439
2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2002, 4.100%, 9/15/19 (Pre-refunded 9/15/12)	9/12 at 101.00	AAA	2,042,840
5,770	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA	6,138,184
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 5.500%, 7/01/36 (Pre-refunded 7/01/16)	7/16 at 100.00	Aaa	1,210,200
1,230	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	1,585,224
	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005:
2,000	5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	2,274,860
1,235	5.000%, 6/01/23 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,404,726
1,235	5.000%, 6/01/24 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,404,726
1,235	5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,404,724
36,260	Total U.S. Guaranteed			40,884,947
	Utilities – 3.8% (2.6% of Total Investments)
2,500	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/12 at 100.00	N/R	2,514,200
3,600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2004PP, 5.000%, 7/01/22 – FGIC Insured	7/14 at 100.00	BBB+	3,806,746
6,100	Total Utilities			6,320,946
	Water and Sewer – 4.7% (3.2% of Total Investments)
100	Baltimore, Maryland, Revenue Refunding Bonds, Wastewater Projects, Series 2002A, 5.125%, 7/01/42 – NPFG Insured	7/12 at 100.00	AA	100,318
1,045	Baltimore, Maryland, Revenue Refunding Bonds, Water System Projects, Series 1994A, 5.000%, 7/01/24 – FGIC Insured	No Opt. Call	AA	1,256,205
1,655	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	1,835,676
1,260	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	1,424,241

32	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer (continued)
$2,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2011A, 5.000%, 7/01/41	7/21 at 100.00	AA	$2,279,238
860	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	984,922
6,920	Total Water and Sewer			7,880,600
$305,545	Total Investments (cost $228,589,841) – 148.1%			247,609,245
	Floating Rate Obligations – (5.9)%			(9,927,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (44.6)% (6)			(74,593,000)
	Other Assets Less Liabilities – 2.4%			4,118,305
	Net Assets Applicable to Common Shares – 100%			$167,207,550

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	33

Nuveen Maryland Dividend Advantage Municipal Fund
NFM	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 5.5% (3.8% of Total Investments)
	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$540	5.000%, 9/01/16 – SYNCORA GTY Insured	No Opt. Call	BB+	$567,124
2,160	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	2,173,694
310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	315,496
650	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	435,377
3,660	Total Consumer Discretionary			3,491,691
	Consumer Staples – 6.8% (4.8% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
940	5.250%, 6/01/32	6/17 at 100.00	BB	883,506
965	5.625%, 6/01/47	6/17 at 100.00	BB	818,793
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	715,700
1,925	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	8/12 at 100.00	BBB+	1,921,343
13,830	Total Consumer Staples			4,339,342
	Education and Civic Organizations – 12.0% (8.4% of Total Investments)
685	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	702,331
125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	129,731
1,500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	8/12 at 100.00	BBB–	1,500,390
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	513,185
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.683%, 1/01/13 (IF)	No Opt. Call	AA+	712,682
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	591,030
475	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	490,058
615	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	AA	668,997
265	University of Puerto Rico, University System Revenue Bonds, Series 2006P, 5.000%, 6/01/23	6/16 at 100.00	Baa2	274,527
1,145	University of Puerto Rico, University System Revenue Bonds, Series 2006Q, 5.000%, 6/01/19	6/16 at 100.00	Baa2	1,212,498
900	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	874,629
7,360	Total Education and Civic Organizations			7,670,058
	Health Care – 31.2% (21.8% of Total Investments)
310	Maryland Health and Higher Ed Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39 (WI/DD, Settling 6/07/12)	10/22 at 100.00	A	344,754
1,325	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006A, 5.000%, 7/01/36	7/16 at 100.00	A	1,370,633
225	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	242,559
330	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	348,605

34	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/28 – AGM Insured	7/12 at 100.00	AA–	$1,001,400
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 1998, 5.000%, 7/01/28	7/12 at 100.00	A	1,000,770
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 6.000%, 7/01/26	7/12 at 100.00	A3	1,004,980
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	411,048
240	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	A3	257,582
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	740,838
710	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	716,624
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	500,135
2,225	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/12 at 100.00	A+	2,232,721
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,009,420
485	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	525,997
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	750,204
1,360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,505,520
600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	638,850
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
415	5.000%, 7/01/37	7/17 at 100.00	BBB	422,902
270	5.500%, 7/01/42	7/17 at 100.00	BBB	279,963
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	723,044
750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	818,003
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005, 5.000%, 7/01/35	7/15 at 100.00	A	1,027,100
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
980	5.750%, 1/01/38	1/18 at 100.00	BBB	1,033,665
350	6.000%, 1/01/43	1/18 at 100.00	BBB	373,783
700	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	7/12 at 100.00	B3	669,039
19,350	Total Health Care			19,950,139
	Housing/Multifamily – 9.2% (6.4% of Total Investments)
1,000	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	6/12 at 100.00	Aaa	1,000,940
	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A:
50	5.000%, 10/01/15	10/13 at 100.00	B3	44,806
210	5.625%, 10/01/23	10/13 at 100.00	B3	159,764

Nuveen Investments	35

Nuveen Maryland Dividend Advantage Municipal Fund (continued)
NFM	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Housing/Multifamily (continued)
$1,800	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 6.000%, 7/01/33 – ACA Insured	7/12 at 100.50	N/R	$1,751,670
475	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	487,716
750	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	750,645
1,665	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2000B, 6.200%, 7/01/30 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	1,667,714
5,950	Total Housing/Multifamily			5,863,255
	Housing/Single Family – 9.7% (6.8% of Total Investments)
985	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,054,117
375	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	409,868
970	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)3	9/14 at 100.00	AA	983,162
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	618,630
1,200	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	AA	1,244,412
300	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	309,874
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	843,745
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
250	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	262,522
500	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	511,560
5,995	Total Housing/Single Family			6,237,890
	Industrials – 2.0% (1.4% of Total Investments)
810	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	873,731
410	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	418,885
1,220	Total Industrials			1,292,616
	Long-Term Care – 6.9% (4.8% of Total Investments)
850	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	863,702
295	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	326,143
1,585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.125%, 1/01/30	1/21 at 100.00	A	1,793,760
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	302,826
720	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.250%, 1/01/27	1/17 at 100.00	N/R	668,628
440	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	446,428
4,190	Total Long-Term Care			4,401,487

36	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General – 12.3% (8.6% of Total Investments)
$565	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	$644,405
1,000	Baltimore County, Maryland, General Obligation Bonds, Consolidated Public Improvement Series 2009, 3.000%, 8/01/12	No Opt. Call	AAA	1,004,880
1,000	Baltimore, Maryland, General Obligation Bonds, Consolidated Public Improvements, Series 2011A, 5.000%, 10/15/29	10/21 at 100.00	Aa2	1,175,260
300	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AAA	346,611
600	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	684,576
1,000	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,070,630
665	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2003A, 5.250%, 3/01/13	No Opt. Call	AAA	690,470
1,360	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	1,594,287
600	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	676,854
7,090	Total Tax Obligation/General			7,887,973
	Tax Obligation/Limited – 26.1% (18.3% of Total Investments)
150	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	157,749
145	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	145,309
120	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/12 at 100.00	BBB	120,361
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
850	5.000%, 7/01/30	7/20 at 100.00	A–	923,168
1,000	5.000%, 7/01/40	7/20 at 100.00	A–	1,056,780
350	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	353,906
1,500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	1,770,825
1,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/13	No Opt. Call	AAA	1,044,870
370	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A, 5.000%, 9/15/13	9/12 at 100.00	AA+	375,102
740	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	775,557
895	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	912,139
424	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	422,855
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
1,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	1,086,600
500	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	536,865
1,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	1,107,850
4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+	4,578,556

Nuveen Investments	37

Nuveen Maryland Dividend Advantage Municipal Fund (continued)
NFM	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$125	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	$143,688
1,180	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/12 at 100.00	BBB+	1,183,953
15,659	Total Tax Obligation/Limited			16,696,133
	Transportation – 5.5% (3.8% of Total Investments)
725	Guam International Airport Authority, Revenue Bonds, Series 2003B, 5.250%, 10/01/19 – NPFG Insured	10/13 at 100.00	BBB	745,561
650	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001, 5.000%, 7/01/27 – AMBAC Insured	7/12 at 100.00	N/R	650,585
1,785	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA–	2,017,675
	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997:
20	5.750%, 12/01/22 – NPFG Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB	20,004
70	5.750%, 12/01/25 – NPFG Insured (Alternative Minimum Tax)	12/12 at 100.00	BBB	70,008
3,250	Total Transportation			3,503,833
	U.S. Guaranteed – 9.1% (6.4% of Total Investments) (4)
1,015	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA (4)	1,252,520
250	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	272,045
520	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 (Pre-refunded 7/01/12)	7/12 at 100.00	A (4)	522,070
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	641,839
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2003A, 6.000%, 4/01/35 (Pre-refunded 4/01/13)	4/13 at 101.00	AA+ (4)	1,057,240
485	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	547,652
575	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	741,060
700	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	796,201
5,130	Total U.S. Guaranteed			5,830,627
	Utilities – 4.5% (3.2% of Total Investments)
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/12 at 100.00	N/R	1,005,680
785	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	833,387
1,040	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	BBB+	1,069,952
2,825	Total Utilities			2,909,019

38	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.1% (1.5% of Total Investments)
$285	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	$316,113
540	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	610,389
355	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	406,565
1,180	Total Water and Sewer			1,333,067
$96,689	Total Investments (cost $86,442,278) – 142.9%			91,407,130
	Floating Rate Obligations – (6.2)%			(3,973,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (41.4)% (5)			(26,485,000)
	Other Assets Less Liabilities – 4.7%			3,038,304
	Net Assets Applicable to Common Shares – 100%			$63,987,434

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	39

Nuveen Maryland Dividend Advantage Municipal Fund 2
NZR	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 4.8% (3.3% of Total Investments)
$2,320	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$2,334,709
310	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	315,496
650	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	435,377
3,280	Total Consumer Discretionary			3,085,582
	Consumer Staples – 10.6% (7.3% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
990	5.250%, 6/01/32	6/17 at 100.00	BB	930,501
500	5.625%, 6/01/47	6/17 at 100.00	BB	424,245
40,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	2,862,800
	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
970	5.375%, 5/15/33	8/12 at 100.00	BBB+	968,157
1,000	5.500%, 5/15/39	8/12 at 100.00	BBB+	997,180
800	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/12 at 100.00	A3	715,120
44,260	Total Consumer Staples			6,898,003
	Education and Civic Organizations – 13.6% (9.4% of Total Investments)
1,100	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Series 2002, 5.125%, 9/01/22	9/12 at 102.00	A2	1,131,526
500	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	486,260
645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	661,319
125	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	129,731
250	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	8/12 at 100.00	BBB–	250,065
415	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000, 5.250%, 7/01/30 – AGM Insured	1/13 at 100.00	AA–	417,706
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	513,185
585	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.683%, 1/01/13 (IF)	No Opt. Call	AA+	712,682
750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	784,665
565	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	591,030
500	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	515,850
590	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/18	5/15 at 100.00	AA	649,277
500	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2001, 4.900%, 7/01/21 – FGIC Insured	7/12 at 100.00	Aa3	501,050
500	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	521,185

40	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Education and Civic Organizations (continued)
$650	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	$747,747
200	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 5.000%, 11/01/31	11/16 at 100.00	BBB+	205,772
8,375	Total Education and Civic Organizations			8,819,050
	Health Care – 29.8% (20.5% of Total Investments)
315	Maryland Health and Higher Ed Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39 (WI/DD, Settling 6/07/12)	10/22 at 100.00	A	350,315
445	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	479,728
250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	266,350
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.250%, 1/01/31	1/22 at 100.00	Baa2	576,750
335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	353,887
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/33 – AGM Insured	7/12 at 100.00	AA–	1,001,060
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A	796,506
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 6.000%, 7/01/26	7/12 at 100.00	A3	1,004,980
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A:
500	4.000%, 7/01/30	7/22 at 100.00	A3	504,745
475	5.000%, 7/01/37	7/22 at 100.00	A3	509,799
1,095	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,046,732
715	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	721,671
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	500,135
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins Health System Obligated Group Issue, Series 2011A, 5.000%, 5/15/25	5/21 at 100.00	AA–	587,675
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,009,420
480	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	520,574
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	346,917
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	750,204
1,360	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,505,520
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	319,425
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
425	5.000%, 7/01/37	7/17 at 100.00	BBB	433,092
780	5.500%, 7/01/42	7/17 at 100.00	BBB	808,782
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	723,044

Nuveen Investments	41

Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
NZR	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	$872,536
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005, 5.000%, 7/01/40	7/15 at 100.00	A	1,534,530
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
980	5.750%, 1/01/38	1/18 at 100.00	BBB	1,033,665
100	6.000%, 1/01/43	1/18 at 100.00	BBB	106,795
700	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	7/12 at 100.00	B3	669,039
18,530	Total Health Care			19,333,876
	Housing/Multifamily – 8.6% (5.9% of Total Investments)
3,145	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Waters Towers Senior Apartments, Series 2001F, 5.450%, 12/15/33 (Alternative Minimum Tax)	6/12 at 100.00	Aaa	3,147,956
1,110	Maryland Community Development Administration, Multifamily Housing Revenue Bonds, Princess Anne Apartments, Series 2001D, 5.450%, 12/15/33 (Alternative Minimum Tax)	6/12 at 100.00	Aaa	1,111,043
1,000	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	760,780
520	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	533,920
5,775	Total Housing/Multifamily			5,553,699
	Housing/Single Family – 11.3% (7.8% of Total Investments)
1,030	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,102,275
770	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	841,595
970	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	AA	983,162
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
600	4.750%, 9/01/25 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	618,630
1,000	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	AA	1,037,010
300	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	309,874
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	843,745
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
250	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	262,522
500	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	511,560
810	Maryland Community Development Administration, Residential Revenue Bonds, Series 2001H, 5.350%, 9/01/32 (Alternative Minimum Tax)	9/12 at 100.00	Aa2	810,770
7,045	Total Housing/Single Family			7,321,143
	Industrials – 2.9% (2.0% of Total Investments)
1,345	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,450,825
410	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	418,885
1,755	Total Industrials			1,869,710

42	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care – 5.1% (3.5% of Total Investments)
$860	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	$873,863
380	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	420,117
500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	A	566,085
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	302,826
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
500	5.000%, 1/01/17	No Opt. Call	N/R	497,755
220	5.250%, 1/01/27	1/17 at 100.00	N/R	204,303
435	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	441,355
3,195	Total Long-Term Care			3,306,304
	Tax Obligation/General – 8.1% (5.6% of Total Investments)
150	Calvert County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2003, 4.000%, 7/15/13	No Opt. Call	AAA	156,473
545	Carroll County, Maryland, Consolidated Public Improvement Bonds, Refunding Series 2011, 2.000%, 11/01/12	No Opt. Call	AAA	549,256
300	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AAA	346,611
600	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	684,576
350	Howard County, Maryland, General Obligation Metropolitan District Bonds, Refunding Series 2011B, 3.000%, 8/15/12	No Opt. Call	AAA	352,069
665	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2003A, 5.250%, 3/01/13	No Opt. Call	AAA	690,470
235	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2002A, 5.500%, 8/01/12	No Opt. Call	AAA	237,103
1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	1,139,000
700	Puerto Rico, General Obligation Bonds, Public Improvement Refunding Series 2007A, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	789,663
300	Rockville, Maryland, General Obligation Bonds, Series 2007, 4.000%, 6/01/12	No Opt. Call	Aaa	300,000
4,845	Total Tax Obligation/General			5,245,221
	Tax Obligation/Limited – 25.8% (17.8% of Total Investments)
150	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	157,749
140	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	140,298
	Baltimore County, Maryland, Certificates of Participation, Health and Social Services Building Project, Series 2001:
1,580	5.000%, 8/01/20	8/12 at 100.50	AA+	1,601,456
1,660	5.000%, 8/01/21	8/12 at 100.50	AA+	1,682,261
110	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	110,045
850	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A, 5.000%, 7/01/30	7/20 at 100.00	A–	923,168
1,000	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36	1/22 at 100.00	A	1,112,550
350	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	353,906

Nuveen Investments	43

Nuveen Maryland Dividend Advantage Municipal Fund 2 (continued)
NZR	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	$1,180,550
1,000	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.500%, 7/01/27 – RAAI Insured	7/12 at 101.00	A+	1,011,630
1,945	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	1,982,247
448	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	446,790
1,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	1,086,600
1,000	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.250%, 7/01/15 – FGIC Insured	7/13 at 100.00	Baa2	1,038,320
1,500	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	1,661,775
5,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	996,850
550	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.300%, 7/01/35	7/20 at 100.00	A3	568,783
645	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	686,796
19,928	Total Tax Obligation/Limited			16,741,774
	Transportation – 7.6% (5.2% of Total Investments)
	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Hospital, Series 2001:
650	5.000%, 7/01/27 – AMBAC Insured	7/12 at 100.00	N/R	650,585
1,000	5.000%, 7/01/34 – AMBAC Insured	7/12 at 100.00	N/R	1,000,450
750	Maryland Health and Higher Educational Facilities Authority, Parking Facilities Revenue Bonds, Johns Hopkins Medical Institution, Series 2004B, 5.000%, 7/01/15 – AMBAC Insured	1/15 at 100.00	N/R	821,265
460	Maryland Health and Higher Educational Facilities Authority, Parking Revenue Bonds, Johns Hopkins Medical Institutions Parking Facilities, Series 1996, 5.500%, 7/01/26 – AMBAC Insured	8/12 at 100.00	A	460,713
1,780	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA–	2,012,023
4,640	Total Transportation			4,945,036
	U.S. Guaranteed – 10.0% (6.9% of Total Investments) (4)
530	Baltimore Board of School Commissioners, Maryland, Revenue Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15 (Pre-refunded 5/01/13)	5/13 at 100.00	AA+ (4)	553,309
1,000	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2002, 5.000%, 8/01/18 (Pre-refunded 8/01/12)	8/12 at 100.00	AAA	1,008,100
520	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 (Pre-refunded 7/01/12)	7/12 at 100.00	A (4)	522,070
1,260	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	1,411,187
525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	576,009
685	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	773,488
750	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.750%, 7/01/41 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+ (4)	753,473
800	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	909,944
6,070	Total U.S. Guaranteed			6,507,580

44	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Utilities – 5.5% (3.8% of Total Investments)
$1,000	Guam Power Authority, Revenue Bonds, Series 1999A, 5.250%, 10/01/34 – NPFG Insured	10/12 at 100.00	BBB	$1,000,090
1,000	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/12 at 100.00	N/R	1,005,680
785	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/22 – FGIC Insured	7/15 at 100.00	BBB+	833,387
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	Baa3	765,135
3,515	Total Utilities			3,604,292
	Water and Sewer – 1.4% (1.0% of Total Investments)
285	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	316,113
540	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	610,388
825	Total Water and Sewer			926,501
$132,038	Total Investments (cost $88,541,881) – 145.1%			94,157,771
	Floating Rate Obligations – (5.9)%			(3,840,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (42.1)% (5)			(27,300,000)
	Other Assets Less Liabilities – 2.9%			1,871,987
	Net Assets Applicable to Common Shares – 100%			$64,889,758

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 29.0%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	45

Nuveen Maryland Dividend Advantage Municipal Fund 3
NWI	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Discretionary – 4.0% (2.8% of Total Investments)
$2,450	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	$2,465,533
380	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	386,737
700	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	468,867
3,530	Total Consumer Discretionary			3,321,137
	Consumer Staples – 6.6% (4.5% of Total Investments)
545	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	BB	512,246
28,700	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	2,054,059
	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002:
2,225	5.375%, 5/15/33	8/12 at 100.00	BBB+	2,220,773
585	5.500%, 5/15/39	8/12 at 100.00	BBB+	583,350
32,055	Total Consumer Staples			5,370,428
	Education and Civic Organizations – 12.8% (8.7% of Total Investments)
225	Anne Arundel County, Maryland, Economic Development Revenue Bonds, Community College Project, Series 2002, 5.125%, 9/01/22	9/12 at 102.00	A2	231,449
625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	607,825
690	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	707,457
165	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB	171,245
625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	641,481
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2002A, 5.000%, 7/01/32	7/12 at 100.00	AA+	1,003,040
735	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Johns Hopkins University, Series 2004, Trust 1003, 13.683%,1/01/13 (IF)	No Opt. Call	AA+	895,421
925	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2006, 5.000%, 6/01/30	6/16 at 100.00	Baa1	967,754
625	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 6.000%, 5/01/35	5/15 at 100.00	N/R	644,813
710	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/18	5/15 at 100.00	AA	781,334
1,000	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/32 – FGIC Insured	7/13 at 100.00	Aa3	1,034,880
800	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	920,304
	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
890	5.000%, 11/01/31	11/16 at 100.00	BBB+	915,685
1,000	4.500%, 11/01/36	11/16 at 100.00	BBB+	971,810
10,015	Total Education and Civic Organizations			10,494,498
	Health Care – 30.5% (20.8% of Total Investments)
315	Maryland Health and Higher Ed Facilities Authority, Revenue Bonds, Loyola University Maryland, Series 2012A, 5.000%, 10/01/39 (WI/DD, Settling 6/07/12)	10/22 at 100.00	A	350,315
700	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006A, 5.000%, 7/01/31	7/16 at 100.00	A	729,995

46	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$445	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	$479,728
300	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds Doctors Community Hospital, Refunding Series 2010, 5.750%, 7/01/38	7/20 at 100.00	Baa3	319,620
375	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	423,555
335	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/40	7/19 at 100.00	A–	353,887
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Medical Center, Series 1998, 5.125%, 7/01/33 – AGM Insured	7/12 at 100.00	AA–	1,001,060
775	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A	796,506
1,250	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002, 5.800%, 7/01/32	7/12 at 100.00	A3	1,256,000
1,750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	1,798,335
160	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2012A, 5.000%, 7/01/37	7/22 at 100.00	A3	171,722
1,070	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,022,834
885	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	893,257
700	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	700,189
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,009,420
595	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	645,295
400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2011, 6.000%, 7/01/41	7/21 at 100.00	A	462,556
900	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	964,548
1,690	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	1,870,830
600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center, Series 2011, 5.000%, 7/01/31	7/22 at 100.00	BBB	638,850
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
525	5.000%, 7/01/37	7/17 at 100.00	BBB	534,996
1,185	5.500%, 7/01/42	7/17 at 100.00	BBB	1,228,727
850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	877,982
1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	1,090,670
1,845	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A	1,851,365
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,220	5.750%, 1/01/38	1/18 at 100.00	BBB	1,286,807
500	6.000%, 1/01/43	1/18 at 100.00	BBB	533,975
95	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	BBB	99,546
775	Maryland Health and Higher Educational Facilities Authority, Revenue Refunding Bonds, Adventist Healthcare, Series 2003A, 5.750%, 1/01/25	1/13 at 101.00	Baa2	789,245

Nuveen Investments	47

Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
NWI	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$900	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.300%, 7/01/24	7/12 at 100.00	B3	$860,193
24,140	Total Health Care			25,042,008
	Housing/Multifamily – 7.4% (5.0% of Total Investments)
980	Maryland Community Development Administration, Housing Revenue Bonds, Series 2002B, 4.950%, 7/01/32 (Alternative Minimum Tax)	7/12 at 100.00	Aa2	980,647
1,250	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	950,975
	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001:
20	5.875%, 7/01/21 – ACA Insured	7/12 at 100.50	N/R	20,027
150	6.000%, 7/01/33 – ACA Insured	7/12 at 100.50	N/R	145,973
475	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	487,716
	Montgomery County Housing Opportunities Commission, Maryland, Multifamily Housing Development Bonds, Series 2002B:
515	5.100%, 7/01/33 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	515,355
3,000	5.200%, 7/01/44 (Alternative Minimum Tax)	7/12 at 100.00	Aaa	3,001,620
6,390	Total Housing/Multifamily			6,102,313
	Housing/Single Family – 8.5% (5.8% of Total Investments)
1,470	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,573,150
500	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	546,490
1,160	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax) (UB)	9/14 at 100.00	AA	1,175,742
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006:
1,200	4.875%, 9/01/26 (Alternative Minimum Tax) (UB)	3/16 at 100.00	AA	1,244,412
595	4.900%, 9/01/26 (Alternative Minimum Tax) (UB)	9/15 at 100.00	AA	614,581
815	4.900%, 9/01/31 (Alternative Minimum Tax) (UB)	9/16 at 100.00	AA	843,745
	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007:
350	5.000%, 9/01/27 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	367,532
620	4.850%, 9/01/37 (Alternative Minimum Tax) (UB)	3/17 at 100.00	AA	634,334
6,710	Total Housing/Single Family			6,999,986
	Industrials – 2.7% (1.8% of Total Investments)
1,590	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	1,715,101
510	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB	521,052
2,100	Total Industrials			2,236,153
	Long-Term Care – 6.0% (4.1% of Total Investments)
1,050	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	A–	1,066,926
380	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	BBB–	420,117
1,500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/45	1/21 at 100.00	A	1,698,255

48	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$400	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Edenwald, Series 2006A, 5.400%, 1/01/31	7/16 at 100.00	N/R	$403,768
	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A:
280	5.000%, 1/01/17	No Opt. Call	N/R	278,743
520	5.250%, 1/01/27	1/17 at 100.00	N/R	482,898
540	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	547,889
4,670	Total Long-Term Care			4,898,596
	Tax Obligation/General – 8.7% (5.9% of Total Investments)
380	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AAA	439,041
710	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	810,082
1,000	Maryland National Capital Park Planning Commission, Prince George’s County, General Obligation Bonds, Park Acquisition and Development, Series 2004EE-2, 5.000%, 1/15/17	1/14 at 100.00	AAA	1,070,630
1,850	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,107,150
1,440	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006A, 5.000%, 5/01/16	No Opt. Call	AAA	1,688,069
1,000	St. Mary’s County, Maryland, General Obligation Hospital Bonds, Series 2002, 5.000%, 10/01/12	No Opt. Call	AA+	1,016,360
6,380	Total Tax Obligation/General			7,131,332
	Tax Obligation/Limited – 34.9% (23.8% of Total Investments)
185	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	194,557
119	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A, 5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	119,132
	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,150	5.000%, 7/01/30	7/20 at 100.00	A–	1,248,992
305	5.000%, 7/01/40	7/20 at 100.00	A–	322,318
450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	455,022
5,000	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	5,902,750
450	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A, 5.000%, 9/15/13	9/12 at 100.00	AA+	456,206
2,935	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Wayne Avenue Parking Project, Series 2002A, 5.250%, 9/15/16	9/12 at 100.00	AA+	2,975,121
	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003:
1,465	5.000%, 6/15/21	6/13 at 100.00	AA+	1,528,361
1,620	5.000%, 6/15/23	6/13 at 100.00	AA+	1,687,295
1,410	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	1,437,002
542	Prince George’s County, Maryland, Special Tax District Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35	7/13 at 100.00	N/R	540,537
1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	1,303,920

Nuveen Investments	49

Nuveen Maryland Dividend Advantage Municipal Fund 3 (continued)
NWI	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$1,530	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	$212,471
1,605	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	1,778,099
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2002G:
1,000	5.250%, 7/01/17	7/12 at 100.00	Baa1	1,001,910
1,205	5.250%, 7/01/20	7/12 at 100.00	Baa1	1,206,518
1,275	5.250%, 7/01/21	7/12 at 100.00	Baa1	1,276,352
1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 5.750%, 8/01/37	8/19 at 100.00	A+	1,666,515
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,000	0.000%, 8/01/40 – NPFG Insured	No Opt. Call	Aa2	1,485,050
210	0.000%, 8/01/47 – AMBAC Insured	No Opt. Call	Aa2	28,556
125	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	143,688
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC:
1,200	5.500%, 7/01/30	No Opt. Call	A3	1,344,972
300	5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	356,448
33,781	Total Tax Obligation/Limited			28,671,792
	Transportation – 3.0% (2.1% of Total Investments)
2,210	Maryland Transportation Authority, Revenue Bonds, Transportation Facilities Projects, Series 2007, 5.000%, 7/01/30 – AGM Insured (UB)	7/17 at 100.00	AA–	2,498,074
	U.S. Guaranteed – 15.1% (10.2% of Total Investments) (4)
1,000	Baltimore Board of School Commissioners, Maryland, Revenue Bonds, City Public School System, Series 2003A, 5.000%, 5/01/15 (Pre-refunded 5/01/13)	5/13 at 100.00	AA+ (4)	1,043,980
255	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 (Pre-refunded 7/01/16) – AMBAC Insured	7/16 at 100.00	AA (4)	300,247
500	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2004, 5.000%, 5/01/15 (Pre-refunded 5/01/14)	5/14 at 100.00	AAA	544,090
640	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34 (Pre-refunded 7/01/12)	7/12 at 100.00	A (4)	642,547
285	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/17 – AMBAC Insured (ETM)	No Opt. Call	N/R (4)	319,197
725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	N/R (4)	795,441
585	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 – AMBAC Insured (ETM)	No Opt. Call	AAA	660,570
4,860	Prince George’s County Housing Authority, Maryland, GNMA Collateralized Mortgage Revenue Bonds, Fairview and Hillside Projects, Series 2002A, 4.700%, 11/20/22 (Pre-refunded 11/20/12)	11/12 at 100.00	N/R (4)	4,958,123
1,000	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 1998A, 5.125%, 6/01/24 – AMBAC Insured (ETM)	No Opt. Call	Aaa	1,222,550
575	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured (ETM)	No Opt. Call	A3 (4)	741,060
1,000	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	1,137,430
11,425	Total U.S. Guaranteed			12,365,235
	Utilities – 1.5% (1.0% of Total Investments)
1,250	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	8/12 at 100.00	N/R	1,257,100

50	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 5.1% (3.5% of Total Investments)
$2,590	Baltimore, Maryland, Revenue Refunding Bonds, Wastewater Projects, Series 2002A, 5.125%, 7/01/42 – NPFG Insured	7/12 at 100.00	AA	$2,598,236
345	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	382,664
660	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/32 – AMBAC Insured	7/17 at 100.00	AA	746,029
430	Maryland Water Quality Financing Administration, Revolving Loan Fund Revenue Bonds, Series 2005A, 5.000%, 9/01/15	No Opt. Call	AAA	492,460
4,025	Total Water and Sewer			4,219,389
$148,681	Total Investments (cost $113,402,169) – 146.8%			120,608,041
	Floating Rate Obligations – (5.2)%			(4,255,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (46.0)% (5)			(37,766,000)
	Other Assets Less Liabilities – 4.4%			3,570,903
	Net Assets Applicable to Common Shares – 100%			$82,157,944

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 31.3%.
N/R	Not rated.
WI/DD	Purchased on a when-issued or delayed delivery basis.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	51

Nuveen Virginia Premium Income Municipal Fund
NPV	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.6% (3.9% of Total Investments)
	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$455	5.250%, 6/01/32	6/17 at 100.00	BB	$427,655
700	5.625%, 6/01/47	6/17 at 100.00	BB	593,943
35,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	2,504,950
6,640	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	4,404,976
42,795	Total Consumer Staples			7,931,524
	Education and Civic Organizations – 8.9% (6.1% of Total Investments)
2,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	2,066,240
520	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	583,305
1,000	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	1,031,820
630	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	686,089
650	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	658,353
2,950	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	3,232,197
1,900	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	2,167,881
1,635	Virginia Commonwealth University, Revenue Bonds, Series 2004A, 5.000%, 5/01/17 – AMBAC Insured	5/14 at 101.00	Aa2	1,780,629
250	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	278,180
11,535	Total Education and Civic Organizations			12,484,694
	Health Care – 23.6% (16.3% of Total Investments)
1,500	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A1	1,630,200
650	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	681,343
1,075	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	1,162,720
1,705	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.637%, 11/15/29 (IF)	5/19 at 100.00	AA+	2,362,278
4,850	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	5,947,507
1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	Baa1	1,177,350
1,305	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	1,306,096
900	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A–	1,008,081
2,300	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	2,498,674
1,440	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,454,170

52	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
$1,500	Henrico County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Bon Secours Health System, Series 1996, 6.250%, 8/15/20 – NPFG Insured	No Opt. Call	A–	$1,783,425
1,500	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	1,515,810
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
2,000	5.250%, 6/15/26	6/16 at 100.00	Baa1	2,110,360
1,010	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,056,450
1,695	5.250%, 6/15/37	6/16 at 100.00	Baa1	1,751,867
850	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	924,299
2,210	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	2,275,637
540	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	598,396
1,425	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	1,524,408
500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	546,440
29,955	Total Health Care			33,315,511
	Housing/Multifamily – 0.7% (0.5% of Total Investments)
265	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	283,926
700	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	741,090
965	Total Housing/Multifamily			1,025,016
	Housing/Single Family – 7.1% (4.9% of Total Investments)
270	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	271,885
1,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	1,524,540
2,780	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,841,688
1,340	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	1,368,234
3,900	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	3,997,968
9,790	Total Housing/Single Family			10,004,315
	Long-Term Care – 4.5% (3.1% of Total Investments)
2,765	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	2,824,918
800	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A	821,624
	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
100	5.000%, 10/01/27	10/17 at 100.00	BBB	103,042
2,095	5.000%, 10/01/35	10/16 at 100.00	BBB	2,130,343
590	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	435,155
6,350	Total Long-Term Care			6,315,082
	Tax Obligation/General – 12.0% (8.3% of Total Investments)
1,000	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	1,219,660
3,600	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	4,100,148

Nuveen Investments	53

Nuveen Virginia Premium Income Municipal Fund (continued)
NPV	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/General (continued)
$1,280	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	$1,442,227
1,480	Richmond, Virginia, General Obligation Bonds, Series 2004A, 5.000%, 7/15/21 – AGM Insured	7/14 at 100.00	AA+	1,612,593
1,135	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AA+	1,307,929
2,000	Virginia Beach, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 5/01/15	5/13 at 100.00	AAA	2,082,000
4,500	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/27 (UB)	10/17 at 100.00	AAA	5,217,885
14,995	Total Tax Obligation/General			16,982,442
	Tax Obligation/Limited – 30.5% (21.1% of Total Investments)
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
335	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	285,688
260	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	214,843
1,340	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/20 – NPFG Insured	1/15 at 100.00	Aa3	1,473,638
	Cumberland County, Virginia, Certificates of Participation, Series 1997:
245	6.200%, 7/15/12	No Opt. Call	N/R	245,887
1,375	6.375%, 7/15/17	No Opt. Call	N/R	1,518,124
1,000	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/16 – NPFG Insured	2/14 at 100.00	A+	1,063,610
1,000	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	1,140,170
2,500	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	2,612,700
1,270	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005, 5.000%, 7/15/19	7/15 at 100.00	AA+	1,423,848
445	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	490,435
1,070	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 – AGM Insured	7/12 at 100.00	AA–	1,070,589
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
500	5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	545,070
2,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	2,173,200
955	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 1998, 5.000%, 7/01/28	1/13 at 100.00	Baa1	955,315
	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003:
1,000	5.250%, 7/01/15 – FGIC Insured	7/13 at 100.00	Baa2	1,038,320
1,500	5.250%, 7/01/17 – FGIC Insured	7/13 at 100.00	Baa2	1,551,225
5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+	741,100
5,875	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/28 – AMBAC Insured	No Opt. Call	BBB+	2,572,956
	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
265	5.250%, 7/01/27	7/12 at 100.00	Baa1	265,172
320	5.250%, 7/01/36	7/12 at 100.00	Baa1	320,106
1,100	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,240,580
1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,396,928
2,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	2,285,940
1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 1996Y, 6.250%, 7/01/13	No Opt. Call	A3	1,050,400

54	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$5	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A3	$5,728
760	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/28 – NPFG Insured	No Opt. Call	A3	857,964
1,110	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 4.375%, 8/01/20 – AMBAC Insured	8/13 at 100.00	AA–	1,137,151
1,600	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa2	1,742,736
2,500	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA–	2,710,625
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB+	1,073,940
700	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	745,360
850	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.397%, 2/01/27 (IF) (4)	2/19 at 100.00	AA+	1,310,811
850	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.497%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	1,303,841
1,500	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2007, 5.000%, 8/01/12	No Opt. Call	AA+	1,512,105
95	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A, 5.000%, 5/01/19	8/12 at 100.00	AA	95,356
600	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2010-A1, 5.000%, 5/15/13	No Opt. Call	AA+	627,276
2,000	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	8/12 at 100.00	AA+	2,170,540
47,225	Total Tax Obligation/Limited			42,969,277
	Transportation – 17.6% (12.2% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
5,975	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	1,884,575
1,135	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–	319,798
720	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA–	165,499
1,200	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C, 5.000%, 10/01/28	10/18 at 100.00	AA–	1,329,060
3,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/30	10/20 at 100.00	AA–	3,381,600
2,500	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B, 5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–	2,618,250
3,200	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	2,619,360
1,000	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	BBB	1,039,380
2,500	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	2,925,900
2,165	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	2,376,369
1,260	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	1,277,930
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,754,275
2,000	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,102,620
29,155	Total Transportation			24,794,616

Nuveen Investments	55

Nuveen Virginia Premium Income Municipal Fund (continued)
NPV	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 28.7% (19.8% of Total Investments) (5)
$2,000	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35 (Pre-refunded 10/01/12)	10/12 at 100.00	A+ (5)	$2,033,660
750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (5)	931,388
	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,705	5.250%, 7/15/14 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	1,797,923
1,800	5.250%, 7/15/15 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	1,898,100
2,775	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	BBB (5)	2,926,238
	Chesapeake, Virginia, General Obligation Bonds, Water and Sewerage Series 2003B:
1,880	5.000%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+ (5)	1,970,334
2,060	5.000%, 6/01/23 (Pre-refunded 6/01/13)	6/13 at 100.00	AA+ (5)	2,158,983
	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003:
2,210	5.000%, 6/01/14 (Pre-refunded 6/01/13)	6/13 at 101.00	AA+ (5)	2,337,561
1,165	5.000%, 6/01/22 (Pre-refunded 6/01/13)	6/13 at 101.00	AA+ (5)	1,232,244
1,660	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/18 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA– (5)	1,798,859
1,355	Harrisonburg, Virginia, General Obligation Bonds, Public Safety and Steam Plant Series 2002, 5.000%, 7/15/19 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 101.00	AA (5)	1,376,599
60	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (5)	61,480
1,000	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA	1,117,410
1,185	Lynchburg, Virginia, General Obligation Bonds, Series 2004, 5.000%, 6/01/21 (Pre-refunded 6/01/14)	6/14 at 100.00	AA+ (5)	1,294,020
1,300	Newport News, Virginia, General Obligation Bonds, Series 2004C, 5.000%, 5/01/16 (Pre-refunded 5/01/14)	5/14 at 101.00	Aa1 (5)	1,429,818
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D:
115	5.000%, 7/01/32 (Pre-refunded 7/01/12)	7/12 at 100.00	AA– (5)	115,461
815	5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	Aaa	818,268
735	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1 (5)	738,080
145	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/18 – NPFG Insured (ETM)	No Opt. Call	A3 (5)	182,878
3,000	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+ (5)	3,013,080
1,430	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA+ (5)	1,467,023
1,260	The Rector and Visitors of the University of Virginia, General Pledge Revenue Bonds, Series 2003B, 5.000%, 6/01/21 (Pre-refunded 6/01/13)	6/13 at 100.00	N/R (5)	1,319,510
3,445	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	3,750,778
1,400	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (5)	1,585,458
1,100	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	1,276,384
1,625	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	1,856,658
37,975	Total U.S. Guaranteed			40,488,195
	Utilities – 2.3% (1.6% of Total Investments)
2,500	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,511,525
730	Virgin Islands Water and Power Authority, Electric System Revenue Bonds, Refunding Series 2007A, 5.000%, 7/01/24	7/17 at 100.00	Baa3	765,133
3,230	Total Utilities			3,276,658

56	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 3.1% (2.2% of Total Investments)
$265	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA–	$315,488
1,800	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	2,010,598
1,515	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.336%, 10/01/15 (IF)	No Opt. Call	AAA	2,064,367
3,580	Total Water and Sewer			4,390,453
$237,550	Total Investments (cost $190,799,416) – 144.6%			203,977,783
	Floating Rate Obligations – (3.3)%			(4,630,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (43.5)% (6)			(61,408,000)
	Other Assets Less Liabilities – 2.2%			3,159,112
	Net Assets Applicable to Common Shares – 100%			$141,098,895

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 30.1%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	57

Nuveen Virginia Dividend Advantage Municipal Fund
NGB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 5.7% (3.9% of Total Investments)
$455	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A, 5.250%, 6/01/32	6/17 at 100.00	BB	$427,655
10,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	715,700
1,660	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	1,101,244
715	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	490,626
12,830	Total Consumer Staples			2,735,225
	Education and Civic Organizations – 4.5% (3.1% of Total Investments)
580	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	BBB	604,267
200	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	224,348
500	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	515,910
50	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	54,452
500	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	7/12 at 100.00	N/R	500,895
250	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	278,180
2,080	Total Education and Civic Organizations			2,178,052
	Health Care – 25.9% (17.8% of Total Investments)
1,500	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A1	1,630,200
250	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/37	9/17 at 100.00	A–	257,125
385	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	416,416
565	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.637%, 11/15/29 (IF)	5/19 at 100.00	AA+	782,808
100	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	122,629
1,000	Fauquier County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Fauquier Hospital, Series 2002, 5.250%, 10/01/25 – RAAI Insured	10/12 at 102.00	BBB+	1,025,120
500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	Baa1	588,675
500	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	500,420
1,545	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	1,678,457
480	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	484,723
525	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	530,534

58	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
$750	5.250%, 6/15/25	6/16 at 100.00	Baa1	$795,308
360	5.250%, 6/15/31	6/16 at 100.00	Baa1	376,556
605	5.250%, 6/15/37	6/16 at 100.00	Baa1	625,298
450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	489,335
785	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	808,315
360	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	398,930
715	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	764,878
180	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	196,718
11,555	Total Health Care			12,472,445
	Housing/Multifamily – 3.3% (2.2% of Total Investments)
985	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage	9/12 at 102.00	AA+	1,006,562
	Revenue Bonds, Arlington View Terrace Apartments, Series 2001, 5.150%, 11/01/31 (Mandatory put 11/01/19) (Alternative Minimum Tax)
200	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	211,290
90	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	96,428
250	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	264,675
1,525	Total Housing/Multifamily			1,578,955
	Housing/Single Family – 7.3% (5.0% of Total Investments)
600	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	609,816
960	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	981,302
480	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	490,114
1,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	1,435,168
3,440	Total Housing/Single Family			3,516,400
	Long-Term Care – 13.7% (9.4% of Total Investments)
700	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	709,408
350	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	336,067
1,005	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	1,026,778
500	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.750%, 10/01/26	10/16 at 100.00	A	519,395
1,040	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	BBB	1,057,545
1,200	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	885,060

Nuveen Investments	59

Nuveen Virginia Dividend Advantage Municipal Fund (continued)
NGB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$650	James City County Industrial Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Refunding Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23	8/12 at 100.00	N/R	$654,427
530	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	502,716
350	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	355,418
350	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	361,515
175	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	BBB+	179,638
6,850	Total Long-Term Care			6,587,967
	Tax Obligation/General – 18.9% (13.0% of Total Investments)
440	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	536,650
2,250	Fairfax County, Virginia, Public Improvement General Obligation Bonds, Series 2004B, 5.000%, 10/01/12	No Opt. Call	AAA	2,286,540
700	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25	12/16 at 100.00	AAA	802,774
1,000	Newport News, Virginia, General Obligation Bonds, Series 2004B, 5.000%, 1/15/13	No Opt. Call	Aa1	1,030,230
1,250	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,423,663
620	Richmond, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 7/15/17 – AGM Insured	7/15 at 100.00	AA+	703,303
400	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/15	No Opt. Call	AA+	460,944
1,600	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	1,855,248
8,260	Total Tax Obligation/General			9,099,352
	Tax Obligation/Limited – 36.6% (25.1% of Total Investments)
100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	101,614
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
120	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	102,336
95	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	78,500
500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	570,085
510	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31	1/22 at 100.00	A	561,122
1,200	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	1,254,096
160	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	176,336
580	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005, 5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	633,841
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
500	5.250%, 7/01/30 – AMBAC Insured	No Opt. Call	Baa1	545,070
700	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	760,620
3,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	BBB+	1,224,450
1,200	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+	1,353,360

60	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$780	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	$838,157
1,195	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+	1,365,849
	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB:
1,080	5.250%, 7/01/17 – AMBAC Insured	No Opt. Call	A3	1,209,697
645	5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	752,418
1,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AA–	1,044,460
600	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds,	8/16 at 100.00	Baa2	653,526
	Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured
890	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA–	964,983
880	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	10/12 at 100.00	BBB+	882,948
250	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	266,200
280	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.397%, 2/01/27 (IF) (4)	2/19 at 100.00	AA+	431,796
280	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.497%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	429,500
334	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	343,319
1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2009C, 5.000%, 8/01/13	No Opt. Call	AA+	1,056,550
17,879	Total Tax Obligation/Limited			17,600,833
	Transportation – 14.0% (9.6% of Total Investments)
1,000	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A, 5.000%, 7/01/18 – AGM Insured	7/15 at 100.00	AA–	1,103,630
1,000	Chesapeake Bay Bridge and Tunnel Commission, Virginia, General Resolution Revenue Refunding Bonds, Series 1998, 5.500%, 7/01/25 – NPFG Insured	No Opt. Call	A–	1,149,400
2,000	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2, 0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	1,037,040
1,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,064,115
500	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	BBB	519,690
500	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	A–	585,180
285	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	312,825
455	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	461,475
500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.250%, 1/01/32 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	521,455
7,540	Total Transportation			6,754,810

Nuveen Investments	61

Nuveen Virginia Dividend Advantage Municipal Fund (continued)
NGB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 11.2% (7.7% of Total Investments) (5)
$1,000	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2001, 5.000%, 7/15/21 – AGM Insured (ETM)	No Opt. Call	AA– (5)	$1,205,030
374	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (5)	406,190
20	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (5)	20,493
500	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2005B, 5.000%, 6/01/18 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA	568,035
845	Newport News, Virginia, General Obligation Bonds, Series 2004C, 5.000%, 5/01/16 (Pre-refunded 5/01/14)	5/14 at 101.00	Aa1 (5)	929,382
355	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA– (5)	461,951
650	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	707,694
195	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (5)	220,832
400	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	464,140
345	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	394,183
4,684	Total U.S. Guaranteed			5,377,930
	Utilities – 2.1% (1.4% of Total Investments)
1,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	1,004,610

62	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 2.7% (1.8% of Total Investments)
500	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	$558,499
545	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.336%, 10/01/15 (IF)	No Opt. Call	AAA	742,626
1,045	Total Water and Sewer			1,301,125
$78,688	Total Investments (cost $66,499,295) – 145.9%			70,207,704
	Floating Rate Obligations – (3.4)%			(1,640,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (47.4)% (6)			(22,800,000)
	Other Assets Less Liabilities – 4.9%			2,336,578
	Net Assets Applicable to Common Shares – 100%			$48,104,282

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.5%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	63

Nuveen Virginia Dividend Advantage Municipal Fund 2
NNB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Consumer Staples – 4.7% (3.1% of Total Investments)
$12,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Bonds, Series 2005A, 0.000%, 5/15/50	5/15 at 11.19	BBB–	$858,840
325	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	8/12 at 100.00	BBB+	324,084
3,100	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	B2	2,056,540
1,430	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2007B2, 5.200%, 6/01/46	6/17 at 100.00	B2	981,252
16,855	Total Consumer Staples			4,220,716
	Education and Civic Organizations – 7.5% (5.0% of Total Investments)
1,000	Fairfax County Economic Development Authority, Virginia, Revenue Bonds, National Wildlife Federation, Series 1999, 5.375%, 9/01/29 – NPFG Insured	9/12 at 100.00	A3	1,003,310
280	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	314,087
1,000	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003, 5.500%, 10/01/33	10/13 at 101.00	A2	1,031,820
950	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,034,579
1,400	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	1,417,990
1,700	Virginia College Building Authority, Educational Facilities Revenue Bonds, Public Higher Education Financing Program, Series 2009A, 5.000%, 9/01/28	9/18 at 100.00	Aa1	1,939,683
6,330	Total Education and Civic Organizations			6,741,469
	Health Care – 24.4% (16.3% of Total Investments)
2,000	Arlington County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Virginia Hospital Center Arlington Health System, Refunding Series 2010, 5.000%, 7/01/31	7/20 at 100.00	A1	2,173,600
895	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007, 5.000%, 9/01/27	9/17 at 100.00	A–	938,157
685	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	740,896
1,070	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009, Trust 11733, 14.637%, 11/15/29 (IF)	5/19 at 100.00	AA+	1,482,485
3,000	Fauquier County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Fauquier Hospital, Series 2002, 5.250%, 10/01/25 – RAAI Insured	10/12 at 102.00	BBB+	3,075,360
1,000	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/23	No Opt. Call	Baa1	1,177,350
675	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	675,567
1,500	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	AA	1,629,570
960	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	969,446
1,155	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A2	1,167,174

64	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Health Care (continued)
	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
$1,250	5.250%, 6/15/25	6/16 at 100.00	Baa1	$1,325,513
655	5.250%, 6/15/31	6/16 at 100.00	Baa1	685,123
1,095	5.250%, 6/15/37	6/16 at 100.00	Baa1	1,131,737
1,250	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	1,359,263
1,430	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A, 5.250%, 9/01/37	9/17 at 100.00	BBB+	1,472,471
720	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	797,861
715	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	764,878
340	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	371,579
20,395	Total Health Care			21,938,030
	Housing/Multifamily – 1.0% (0.7% of Total Investments)
200	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	211,290
175	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	187,499
500	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	4/20 at 100.00	AA+	529,350
875	Total Housing/Multifamily			928,139
	Housing/Single Family – 4.6% (3.1% of Total Investments)
500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	508,180
920	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	939,384
2,600	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	2,665,312
4,020	Total Housing/Single Family			4,112,876
	Long-Term Care – 12.5% (8.4% of Total Investments)
1,300	Albemarle County Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Westminster-Cantebury of the Blue Ridge, Series 2007, 5.000%, 1/01/31	1/17 at 100.00	N/R	1,317,472
650	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005, 5.625%, 12/01/39	12/15 at 100.00	N/R	624,124
1,815	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A, 5.125%, 10/01/37	10/17 at 100.00	BBB	1,854,331
500	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.750%, 10/01/26	10/16 at 100.00	A	519,395
1,605	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	BBB	1,632,076
1,800	Industrial Development Authority of the County of Prince William, Virginia, Residential Care Facility Revenue Bonds, Westminster at Lake, First Mortgage, Series 2006, 5.125%, 1/01/26	1/17 at 100.00	N/R	1,327,590
1,350	James City County Industrial Development Authority, Virginia, Residential Care Facility First Mortgage Revenue Refunding Bonds, Williamsburg Landing Inc., Series 2003A, 6.000%, 3/01/23	8/12 at 100.00	N/R	1,359,194
970	Roanoke Industrial Development Authority, Virginia, Residential Revenue Bonds, Virginia Lutheran Homes Incorporated, Series 2006, 5.000%, 12/01/39	12/16 at 100.00	N/R	920,064

Nuveen Investments	65

Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
NNB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Long-Term Care (continued)
$650	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	$660,062
650	Virginia Beach Development Authority, Virginia, Residential Care Facility Mortgage Revenue Bonds, Westminster Canterbury on Chesapeake Bay, Series 2005, 5.000%, 11/01/22	11/15 at 100.00	N/R	671,385
325	Winchester Industrial Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster-Canterbury of Winchester Inc., Series 2005A, 5.200%, 1/01/27	1/15 at 100.00	BBB+	333,613
11,615	Total Long-Term Care			11,219,306
	Tax Obligation/General – 6.6% (4.4% of Total Investments)
1,000	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/25	12/16 at 100.00	AAA	1,146,820
1,200	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,366,716
2,900	Virginia Beach, Virginia, General Obligation Bonds, Series 2008, 5.000%, 10/01/26 (UB)	10/17 at 100.00	AAA	3,362,637
5,100	Total Tax Obligation/General			5,876,173
	Tax Obligation/Limited – 32.4% (21.7% of Total Investments)
100	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R	101,614
	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
210	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	179,088
165	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	136,343
800	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	912,136
	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
510	5.000%, 1/01/31	1/22 at 100.00	A	561,122
500	5.250%, 1/01/36	1/22 at 100.00	A	556,275
1,900	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005, 5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A+	1,985,652
1,415	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,456,757
285	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	314,099
	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
545	5.500%, 7/01/29 – AMBAC Insured	No Opt. Call	Baa1	616,095
2,755	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	2,993,583
2,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/29 – AMBAC Insured	No Opt. Call	BBB+	816,300
2,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C, 5.500%, 7/01/26 – AMBAC Insured	No Opt. Call	BBB+	2,215,700
400	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27	7/12 at 100.00	Baa1	400,260
	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
1,000	5.750%, 8/01/37	8/19 at 100.00	A+	1,111,010
1,100	6.000%, 8/01/42	8/19 at 100.00	A+	1,240,580
1,625	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.500%, 8/01/42	2/20 at 100.00	A+	1,746,160
10,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	1,993,700

66	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Tax Obligation/Limited (continued)
$645	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured	No Opt. Call	AA–	$752,418
1,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	AA–	1,044,460
1,000	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa2	1,089,210
1,610	Stafford County Economic Development Authority, Virginia, Lease Revenue Bonds, Public Facility Projects, Series 2008, 5.000%, 4/01/33 – AGC Insured (UB)	4/18 at 100.00	AA–	1,745,643
1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2	1,064,800
535	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-3B, 13.397%, 2/01/27 (IF) (4)	2/19 at 100.00	AA+	825,040
535	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2009, Trust 09-4B, 13.497%, 2/01/28 (IF) (4)	2/19 at 100.00	AA+	820,653
651	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	669,163
1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2009C, 5.000%, 8/01/13	No Opt. Call	AA+	1,056,550
655	Virginia Transportation Board, Transportation Revenue Bonds, Capital Projects, Series 2010-A1, 5.000%, 5/15/13	No Opt. Call	AA+	684,776
35,941	Total Tax Obligation/Limited			29,089,187
	Transportation – 20.4% (13.7% of Total Investments)
	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,000	0.000%, 10/01/26 – AGC Insured	No Opt. Call	AA–	1,037,040
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–	1,845,149
4,290	0.000%, 10/01/39 – AGC Insured	No Opt. Call	AA–	986,099
	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Series 2010B:
1,000	5.000%, 10/01/12 (Alternative Minimum Tax)	No Opt. Call	AA–	1,016,170
750	5.000%, 10/01/26 (Alternative Minimum Tax)	10/20 at 100.00	AA–	839,010
1,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2002A, 5.125%, 10/01/26 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–	1,012,480
275	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA–	305,104
2,200	Metropolitan Washington D.C. Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+	1,800,810
1,500	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	BBB	1,559,070
745	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3	817,734
1,700	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3	1,724,191
	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012:
2,500	6.000%, 1/01/37 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,754,275
2,500	5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	2,628,275
26,310	Total Transportation			18,325,407

Nuveen Investments	67

Nuveen Virginia Dividend Advantage Municipal Fund 2 (continued)
NNB	Portfolio of Investments
May 31, 2012

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	U.S. Guaranteed – 24.8% (16.6% of Total Investments) (5)
$1,500	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35 (Pre-refunded 10/01/12)	10/12 at 100.00	A+ (5)	$1,525,245
1,000	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA– (5)	1,241,850
748	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R (5)	812,380
40	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (5)	40,987
385	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R (5)	398,806
1,000	Newport News, Virginia, General Obligation Bonds, Series 2003B, 5.000%, 11/01/22 (Pre-refunded 11/01/13)	11/13 at 100.00	Aa1 (5)	1,067,000
1,100	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D, 5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1 (5)	1,104,609
355	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2005BB, 5.250%, 7/01/22 – AGM Insured (ETM)	No Opt. Call	AA– (5)	461,951
3,915	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+ (5)	3,932,069
	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A:
1,950	5.000%, 10/01/18 (Pre-refunded 10/01/12)	10/12 at 101.00	AA+ (5)	2,000,486
2,435	5.000%, 10/01/19 (Pre-refunded 10/01/12)	10/12 at 101.00	AA+ (5)	2,498,042
1,280	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002B, 5.000%, 10/01/15 (Pre-refunded 10/01/12) – FGIC Insured (Alternative Minimum Tax)	10/12 at 101.00	AA+ (5)	1,313,139
1,000	Staunton, Virginia, General Obligation Bonds, Series 2004, 6.250%, 2/01/25 (Pre-refunded 2/01/14) – AMBAC Insured	2/14 at 101.00	Aa2 (5)	1,109,650
2,415	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa	2,629,355
700	Virginia Beach Development Authority, Virginia, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 5/01/22 (Pre-refunded 5/01/15)	5/15 at 100.00	AA+ (5)	792,729
600	Virginia Beach, Virginia, General Obligation Bonds, Series 2005, 5.000%, 1/15/20 (Pre-refunded 1/15/16)	1/16 at 100.00	AAA	696,210
570	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17 (Pre-refunded 8/01/15)	8/15 at 100.00	AA+ (5)	651,259
20,993	Total U.S. Guaranteed			22,275,767
	Utilities – 2.2% (1.5% of Total Investments)
2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1	2,009,220

68	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Water and Sewer – 8.2% (5.5% of Total Investments)
	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001:
$1,000	5.500%, 11/15/17 – AGM Insured	No Opt. Call	AA–	$1,190,520
3,000	5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	3,714,960
1,000	Virginia Beach, Virginia, Water and Sewer System Revenue Bonds, Series 2005, 5.000%, 10/01/30	10/15 at 100.00	AAA	1,117,000
990	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, Trust 3036, 13.336%, 10/01/15 (IF)	No Opt. Call	AAA	1,348,992
5,990	Total Water and Sewer			7,371,472
$156,424	Total Investments (cost $126,346,839) – 149.3%			134,107,762
	Floating Rate Obligations – (3.3)%			(2,980,000)
	MuniFund Term Preferred Shares, at Liquidation Value – (48.1)% (6)			(43,200,000)
	Other Assets Less Liabilities – 2.1%			1,894,494
	Net Assets Applicable to Common Shares – 100%			$89,822,256

(1)	All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
(2)
Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.
(5)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(6)	MuniFund Term Preferred Shares, at Liquidation Value as a percentage of Total Investments is 32.2%.
N/R	Not rated.
(ETM)	Escrowed to maturity.
(IF)	Inverse floating rate investment.
(UB)
Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

 See accompanying notes to financial statements.

Nuveen Investments	69

Statement of
Assets & Liabilities
May 31, 2012

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Assets
Investments, at value (cost $228,589,841, $86,442,278, $88,541,881 and $113,402,169, respectively)	$247,609,245		$91,407,130		$94,157,771		$120,608,041
Cash	—		—		—		—
Receivables:
Interest	4,199,524		1,592,670		1,610,579		1,978,165
Investments sold	3,189,375		2,059,777		1,472,106		2,257,081
Deferred offering costs	1,116,555		379,401		385,621		701,454
Other assets	28,396		11,496		11,499		20,891
Total assets	256,143,095		95,450,474		97,637,576		125,565,632
Liabilities
Cash overdraft	2,439,861		147,865		751,213		150,402
Floating rate obligations	9,927,000		3,973,000		3,840,000		4,255,000
Payables:
Common share dividends	643,834		249,000		263,977		326,198
Interest	189,408		63,116		65,058		94,875
Investments purchased	418,071		341,487		346,995		346,995
Offering costs	169,438		27,917		22,816		141,209
MuniFund Term Preferred (MTP) Shares, at liquidation value	74,593,000		26,485,000		27,300,000		37,766,000
Accrued expenses:
Management fees	130,188		49,243		50,097		64,850
Other	424,745		126,412		107,662		262,159
Total liabilities	88,935,545		31,463,040		32,747,818		43,407,688
Net assets applicable to Common shares	$167,207,550		$63,987,434		$64,889,758		$82,157,944
Common shares outstanding	10,660,748		4,197,406		4,203,493		5,365,969
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.68		$15.24		$15.44		$15.31
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$106,607		$41,974		$42,035		$53,660
Paid-in surplus	147,152,087		59,208,181		59,305,827		75,159,223
Undistributed (Over-distribution of) net investment income	2,387,326		500,535		539,486		618,773
Accumulated net realized gain (loss)	(1,457,874)		(728,108)		(613,480)		(879,584)
Net unrealized appreciation (depreciation)	19,019,404		4,964,852		5,615,890		7,205,872
Net assets applicable to Common shares	$167,207,550		$63,987,434		$64,889,758		$82,157,944
Authorized shares:
Common	Unlimited		Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

70	Nuveen Investments

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Assets
Investments, at value (cost $190,799,416, $66,499,295 and $126,346,839, respectively)	$203,977,783		$70,207,704		$134,107,762
Cash	—		535,568		—
Receivables:
Interest	3,035,836		1,068,419		1,851,007
Investments sold	2,076,110		989,059		1,238,500
Deferred offering costs	810,296		291,587		403,509
Other assets	27,979		25,821		27,361
Total assets	209,928,004		73,118,158		137,628,139
Liabilities
Cash overdraft	768,933		—		148,772
Floating rate obligations	4,630,000		1,640,000		2,980,000
Payables:
Common share dividends	546,510		182,217		364,856
Interest	138,474		58,526		110,893
Investments purchased	628,943		—		798,686
Offering costs	202,570		77,477		43,376
MuniFund Term Preferred (MTP) Shares, at liquidation value	61,408,000		22,800,000		43,200,000
Accrued expenses:
Management fees	109,529		38,572		72,257
Other	396,150		217,084		87,043
Total liabilities	68,829,109		25,013,876		47,805,883
Net assets applicable to Common shares	$141,098,895		$48,104,282		$89,822,256
Common shares outstanding	9,043,278		3,148,002		5,767,817
Net asset value per Common share outstanding (net assets applicable to Common shares, divided by Common shares outstanding)	$15.60		$15.28		$15.57
Net assets applicable to Common shares consist of:
Common shares, $.01 par value per share	$90,433		$31,480		$57,678
Paid-in surplus	126,451,512		44,173,629		81,421,964
Undistributed (Over-distribution of) net investment income	1,026,466		349,835		733,793
Accumulated net realized gain (loss)	352,117		(159,071)		(152,102)
Net unrealized appreciation (depreciation)	13,178,367		3,708,409		7,760,923
Net assets applicable to Common shares	$141,098,895		$48,104,282		$89,822,256
Authorized shares:
Common	Unlimited		Unlimited		Unlimited
Preferred	Unlimited		Unlimited		Unlimited

See accompanying notes to financial statements.

Nuveen Investments	71

Statement of
Operations
Year Ended May 31, 2012

	Maryland		Maryland		Maryland	Maryland
	Premium		Dividend		Dividend	Dividend
	Income		Advantage		Advantage 2	Advantage 3
	(NMY	)	(NFM	)	(NZR )	(NWI	)
Investment Income	$11,971,214		$4,485,878		$4,723,386	$5,882,961
Expenses
Management fees	1,505,285		569,080		575,787	751,426
Shareholders’ servicing agent fees and expenses	36,377		17,814		17,552	21,802
Interest expense and amortization of offering costs	2,498,302		854,190		876,627	1,292,418
Custodian’s fees and expenses	43,712		22,878		23,257	26,606
Trustees’ fees and expenses	6,801		2,647		2,681	3,462
Professional fees	30,154		24,591		24,639	25,674
Shareholders’ reports – printing and mailing expenses	81,365		35,597		35,213	51,109
Stock exchange listing fees	54,358		9,435		9,436	35,911
Investor relations expense	19,537		7,454		13,203	9,962
Reorganization expense	355,000		85,000		60,000	215,000
Other expenses	44,859		39,543		39,553	36,938
Total expenses before custodian fee credit and expense reimbursement	4,675,750		1,668,229		1,677,948	2,470,308
Custodian fee credit	(1,125)		(970)		(926)	(568)
Expense reimbursement	—		—		(14,981)	—
Net expenses	4,674,625		1,667,259		1,662,041	2,469,740
Net investment income (loss)	7,296,589		2,818,619		3,061,345	3,413,221
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	98,201		89,040		137,478	19,391
Change in net unrealized appreciation (depreciation) of investments	14,845,670		6,209,233		6,592,657	7,083,953
Net realized and unrealized gain (loss)	14,943,871		6,298,273		6,730,135	7,103,344
Net increase (decrease) in net assets applicable to Common shares from operations	$22,240,460		$9,116,892		$9,791,480	$10,516,565

See accompanying notes to financial statements.

72	Nuveen Investments

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB )
Investment Income	$9,886,563		$3,470,557		$6,746,146
Expenses
Management fees	1,268,440		443,906		832,233
Shareholders’ servicing agent fees and expenses	33,975		17,506		17,722
Interest expense and amortization of offering costs	1,915,588		767,421		1,393,865
Custodian’s fees and expenses	39,133		19,525		28,057
Trustees’ fees and expenses	5,739		2,105		3,804
Professional fees	846		23,649		25,802
Shareholders’ reports – printing and mailing expenses	69,676		30,418		46,397
Stock exchange listing fees	55,468		10,424		15,763
Investor relations expense	16,516		6,370		11,601
Reorganization expense	335,000		180,000		40,000
Other expenses	40,202		42,657		44,030
Total expenses before custodian fee credit and expense reimbursement	3,780,583		1,543,981		2,459,274
Custodian fee credit	(931)		(783)		(893)
Expense reimbursement	—		—		(32,689)
Net expenses	3,779,652		1,543,198		2,425,692
Net investment income (loss)	6,106,911		1,927,359		4,320,454
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	336,954		322,454		375,591
Change in net unrealized appreciation (depreciation) of investments	11,664,825		4,712,293		8,164,996
Net realized and unrealized gain (loss)	12,001,779		5,034,747		8,540,587
Net increase (decrease) in net assets applicable to Common shares from operations	$18,108,690		$6,962,106		$12,861,041

See accompanying notes to financial statements.

Nuveen Investments	73

Statement of
Changes in Net Assets

	Maryland Premium		Maryland Dividend		Maryland Dividend
	Income (NMY)		Advantage (NFM)		Advantage 2 (NZR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Operations
Net investment income (loss)	$7,296,589	$8,470,530	$2,818,619	$3,105,442	$3,061,345	$3,076,179
Net realized gain (loss) from investments	98,201	239,547	89,040	116,975	137,478	116,174
Change in net unrealized appreciation (depreciation) of investments	14,845,670	(4,795,172)	6,209,233	(2,206,949)	6,592,657	(2,276,657)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(117,279)	—	—	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	22,240,460	3,797,626	9,116,892	1,015,468	9,791,480	915,696
Distributions to Common Shareholders
From net investment income	(8,215,471)	(8,115,616)	(3,236,200)	(3,273,605)	(3,329,107)	(3,327,514)
From accumulated net realized gains	—	—	—	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(8,215,471)	(8,115,616)	(3,236,200)	(3,273,605)	(3,329,107)	(3,327,514)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	100,957	156,890	—	56,478	12,468	77,614
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	100,957	156,890	—	56,478	12,468	77,614
Net increase (decrease) in net assets applicable to Common shares	14,125,946	(4,161,100)	5,880,692	(2,201,659)	6,474,841	(2,334,204)
Net assets applicable to Common shares at the beginning of period	153,081,604	157,242,704	58,106,742	60,308,401	58,414,917	60,749,121
Net assets applicable to Common shares at the end of period	$167,207,550	$153,081,604	$63,987,434	$58,106,742	$64,889,758	$58,414,917
Undistributed (Over-distribution of) net investment income at the end of period	$2,387,326	$2,614,627	$500,535	$714,977	$539,486	$639,190

See accompanying notes to financial statements.

74	Nuveen Investments

	Maryland Dividend		Virginia Premium		Virginia Dividend
	Advantage 3 (NWI)		Income (NPV)		Advantage (NGB)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Operations
Net investment income (loss)	$3,413,221	$3,877,802	$6,106,911	$6,967,438	$1,927,359	$2,294,009
Net realized gain (loss) from investments	19,391	139,724	336,954	262,114	322,454	41,296
Change in net unrealized appreciation (depreciation) of investments	7,083,953	(2,516,958)	11,664,825	(2,651,339)	4,712,293	(1,123,536)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	(42,857)	—	(90,675)	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	10,516,565	1,457,711	18,108,690	4,487,538	6,962,106	1,211,769
Distributions to Common Shareholders
From net investment income	(4,056,673)	(4,056,350)	(7,259,759)	(7,235,727)	(2,383,149)	(2,413,285)
From accumulated net realized gains	—	—	(214,014)	—	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,056,673)	(4,056,350)	(7,473,773)	(7,235,727)	(2,383,149)	(2,413,285)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	—	30,598	432,067	477,679	52,047	62,486
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	—	30,598	432,067	477,679	52,047	62,486
Net increase (decrease) in net assets applicable to Common shares	6,459,892	(2,568,041)	11,066,984	(2,270,510)	4,631,004	(1,139,030)
Net assets applicable to Common shares at the beginning of period	75,698,052	78,266,093	130,031,911	132,302,421	43,473,278	44,612,308
Net assets applicable to Common shares at the end of period	$82,157,944	$75,698,052	$141,098,895	$130,031,911	$48,104,282	$43,473,278
Undistributed (Over-distribution of) net investment income at the end of period	$618,773	$860,339	$1,026,466	$1,474,063	$349,835	$513,065

See accompanying notes to financial statements.

Nuveen Investments	75

Statement of
Changes in Net Assets (continued)

	Virginia Dividend
	Advantage 2 (NNB)
	Year	Year
	Ended	Ended
	5/31/12	5/31/11
Operations
Net investment income (loss)	$4,320,454	$4,458,145
Net realized gain (loss) from investments	375,591	113,393
Change in net unrealized appreciation (depreciation) of investments	8,164,996	(2,494,838)
Distributions to Auction Rate Preferred Shareholders from net investment income	—	—
Net increase (decrease) in net assets applicable to Common shares from operations	12,861,041	2,076,700
Distributions to Common Shareholders
From net investment income	(4,564,835)	(4,559,036)
From accumulated net realized gains	—	—
Decrease in net assets applicable to Common shares from distributions to Common shareholders	(4,564,835)	(4,559,036)
Capital Share Transactions
Net proceeds from Common shares issued to shareholders due to reinvestment of distributions	109,046	134,697
Net increase (decrease) in net assets applicable to Common shares from capital share transactions	109,046	134,697
Net increase (decrease) in net assets applicable to Common shares	8,405,252	(2,347,639)
Net assets applicable to Common shares at the beginning of period	81,417,004	83,764,643
Net assets applicable to Common shares at the end of period	$89,822,256	$81,417,004
Undistributed (Over-distribution of) net investment income at the end of period	$733,793	$791,815

See accompanying notes to financial statements.

76	Nuveen Investments

Statement of
Cash Flows
Year Ended May 31, 2012

	Maryland	Maryland	Maryland	Maryland
	Premium	Dividend	Dividend	Dividend
	Income	Advantage	Advantage 2	Advantage 3
	(NMY )	(NFM )	(NZR )	(NWI )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$22,240,460	$9,116,892	$9,791,480	$10,516,565
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(21,117,979)	(14,362,722)	(17,856,658)	(9,041,225)
Proceeds from sales and maturities of investments	17,115,236	13,423,025	17,396,375	10,785,832
Amortization (Accretion) of premiums and discounts, net	137	197,657	(107,655)	148,268
(Increase) Decrease in:
Receivable for interest	141,982	132,928	53,009	20,607
Receivable for investments sold	3,320,625	2,250,223	(62,106)	(2,201,831)
Other assets	11,574	1,911	1,933	80
Increase (Decrease) in:
Payable for interest	17,204	5,741	5,918	8,622
Payable for investments purchased	(1,099,156)	(555,610)	(130,320)	346,995
Accrued management fees	6,382	2,775	6,786	2,936
Accrued other expenses	366,367	97,424	78,871	230,682
Net realized (gain) loss from investments	(98,201)	(89,040)	(137,478)	(19,391)
Change in net unrealized (appreciation) depreciation of investments	(14,845,670)	(6,209,233)	(6,592,657)	(7,083,953)
Taxes paid on undistributed capital gains	(534)	(1,012)	(351)	(1,655)
Net cash provided by (used in) operating activities	6,058,427	4,010,959	2,447,147	3,712,532
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	343,363	130,388	132,525	217,818
Increase (Decrease) in:
Cash overdraft balance	2,031,818	(801,229)	751,213	150,402
Floating rate obligations	(35,000)	—	—	—
Payable for offering costs	(296,504)	(96,918)	(97,143)	(175,077)
Cash distributions paid to Common shareholders	(8,102,104)	(3,243,200)	(3,314,425)	(4,051,251)
Net cash provided by (used in) financing activities	(6,058,427)	(4,010,959)	(2,527,830)	(3,858,108)
Net Increase (Decrease) in Cash	—	—	(80,683)	(145,576)
Cash at the beginning of period	—	—	80,683	145,576
Cash at the End of Period	$—	$—	$—	$—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Maryland		Maryland		Maryland		Maryland
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NMY	)	(NFM	)	(NZR	)	(NWI	)
$100,957		$—		$12,468		$—

Cash paid for interest (excluding amortization of offering costs) was as follows:

Maryland		Maryland		Maryland		Maryland
Premium		Dividend		Dividend		Dividend
Income		Advantage		Advantage 2		Advantage 3
(NMY	)	(NFM	)	(NZR	)	(NWI	)
$2,140,273		$718,061		$738,184		$1,065,978

See accompanying notes to financial statements.

Nuveen Investments	77

Statement of
Cash Flows (continued)

	Virginia	Virginia	Virginia
	Premium	Dividend	Dividend
	Income	Advantage	Advantage 2
	(NPV )	(NGB )	(NNB )
Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$18,108,690	$6,962,106	$12,861,041
Adjustments to reconcile the net increase (decrease) in net assets applicable to Common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(24,307,292)	(14,218,855)	(25,270,899)
Proceeds from sales and maturities of investments	24,286,998	15,221,250	24,827,900
Amortization (Accretion) of premiums and discounts, net	(63,474)	6,480	(274,160)
(Increase) Decrease in:
Receivable for interest	69,001	58,111	83,526
Receivable for investments sold	(71,860)	(969,059)	481,500
Other assets	7,129	(13,959)	(4,335)
Increase (Decrease) in:
Payable for interest	12,584	5,318	10,076
Payable for investments purchased	66,346	—	321,371
Accrued management fees	5,053	2,218	9,320
Accrued other expenses	348,560	196,682	56,905
Net realized (gain) loss from investments	(336,954)	(322,454)	(375,591)
Change in net unrealized (appreciation) depreciation of investments	(11,664,825)	(4,712,293)	(8,164,996)
Taxes paid on undistributed capital gains	(15,235)	—	—
Net cash provided by (used in) operating activities	6,444,721	2,215,545	4,561,658
Cash Flows from Financing Activities:
(Increase) Decrease in deferred offering costs	378,377	116,761	161,582
Increase (Decrease) in:
Cash overdraft balance	465,990	—	(136,499)
Floating rate obligations	—	—	—
Payable for offering costs	(249,813)	(114,773)	(131,620)
Cash distributions paid to Common shareholders	(7,039,275)	(2,341,838)	(4,455,121)
Net cash provided by (used in) financing activities	(6,444,721)	(2,339,850)	(4,561,658)
Net Increase (Decrease) in Cash	—	(124,305)	—
Cash at the beginning of period	—	659,873	—
Cash at the End of Period	$—	$535,568	$-—

Supplemental Disclosure of Cash Flow Information
Non-cash financing activities not included herein consist of reinvestments of Common share distributions as follows:

Virginia		Virginia		Virginia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPV	)	(NGB	)	(NNB	)
$432,067		$52,047		$109,046

Cash paid for interest (excluding amortization of offering costs) was as follows:

Virginia		Virginia		Virginia
Premium		Dividend		Dividend
Income		Advantage		Advantage 2
(NPV	)	(NGB	)	(NNB	)
$1,530,095		$645,342		$1,222,207

See accompanying notes to financial statements.

78	Nuveen Investments

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Nuveen Investments	79

Financial
Highlights

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Maryland Premium Income (NMY)
Year Ended 5/31:
2012	$14.37	$.68	$1.40	$—	$—		$2.08	$(.77)	$—	$(.77)	$15.68	$15.64
2011	14.77	.80	(.43)	(.01)	—		.36	(.76)	—	(.76)	14.37	14.00
2010	13.58	.84	1.10	(.02)	—		1.92	(.73)	—	(.73)	14.77	14.43
2009	14.19	.89	(.67)	(.16)	(.01)		.05	(.63)	(.03)	(.66)	13.58	12.68
2008	14.57	.88	(.41)	(.24)	—		.23	(.61)	—	(.61)	14.19	13.10

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2012	13.84	.67	1.50	—	—		2.17	(.77)	—	(.77)	15.24	14.85
2011	14.38	.74	(.50)	—	—		.24	(.78)	—	(.78)	13.84	13.00
2010	13.01	.89	1.26	(.02)	—		2.13	(.76)	—	(.76)	14.38	14.30
2009	14.12	.95	(1.19)	(.17)	—		(.41)	(.70)	—	(.70)	13.01	13.05
2008	14.65	.95	(.54)	(.24)	—		.17	(.70)	—	(.70)	14.12	14.19

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

80	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

17.69%	14.82%	$167,208	2.91%		4.54%	N/A		N/A	7%
2.32	2.53	153,082	2.10		5.48	N/A		N/A	6
19.89	14.44	157,243	1.49		5.88	N/A		N/A	2
2.57	.66	144,504	1.35		6.80	N/A		N/A	5
(7.55)	1.63	150,994	1.25		6.13	N/A		N/A	14

20.69	16.05	63,987	2.72		4.59	N/A		N/A	15
(3.78)	1.73	58,107	2.63		5.21	2.58%		5.26%	13
15.78	16.68	60,308	1.43		6.27	1.31		6.39	4
(2.48)	(2.52)	54,507	1.42		7.37	1.20		7.59	5
(2.31)	1.25	59,100	1.30		6.39	1.01		6.67	12

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to Auction Rate Preferred Shares (“ARPS”) and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Maryland Dividend Advantage (NFM) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Maryland Premium Income (NMY)
Year Ended 5/31:
2012	1.56%
2011	1.00
2010	.32
2009	.05
2008	.01

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2012	1.39%
2011	1.44
2010	.25
2009	.06
2008	.02

N/A Fund does not have, or no longer has, a contractual reimbursement with the Adviser.

See accompanying notes to financial statements.

Nuveen Investments	81

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2012	$13.90	$.73	$1.60	$—	$—	$2.33	$(.79)	$—	$(.79)	$15.44	$14.96
2011	14.47	.73	(.51)	—	—	.22	(.79)	—	(.79)	13.90	13.31
2010	13.15	.90	1.21	(.03)	—	2.08	(.76)	—	(.76)	14.47	15.00
2009	14.29	.95	(1.19)	(.16)	(.01)	(.41)	(.70)	(.03)	(.73)	13.15	12.69
2008	14.81	.94	(.48)	(.24)	(.01)	.21	(.70)	(.03)	(.73)	14.29	14.25

Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2012	14.11	.64	1.32	—	—	1.96	(.76)	—	(.76)	15.31	14.76
2011	14.59	.72	(.43)	(.01)	—	.28	(.76)	—	(.76)	14.11	13.64
2010	13.30	.84	1.22	(.03)	—	2.03	(.74)	—	(.74)	14.59	14.19
2009	14.02	.89	(.78)	(.16)	(.01)	(.06)	(.64)	(.02)	(.66)	13.30	12.56
2008	14.48	.89	(.49)	(.23)	—	.17	(.63)	—	(.63)	14.02	13.01

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

82	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

18.78%	17.20%	$64,890	2.72%		4.93%	2.69%		4.95%	19%
(6.04)	1.59	58,415	2.65		5.08	2.55		5.18	8
24.89	16.13	60,749	1.47		6.21	1.29		6.38	2
(5.21)	(2.43)	55,185	1.41		7.16	1.15		7.42	6
(2.30)	1.54	59,921	1.29		6.18	.96		6.51	13

14.17	14.18	82,158	3.12		4.31	N/A		N/A	8
1.52	1.96	75,698	2.33		5.02	2.29		5.06	7
19.24	15.53	78,266	1.47		5.78	1.31		5.94	—	*
2.35	(.05)	71,332	1.38		6.70	1.08		7.00	5
(7.38)	1.24	75,205	1.26		5.86	.86		6.27	13

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of September 30, 2010 and September 30, 2011, the Adviser is no longer reimbursing Maryland Dividend Advantage 3 (NWI) and Maryland Dividend Advantage 2 (NZR), respectively, for any fees and expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2012	1.42%
2011	1.47
2010	.26
2009	.05
2008	.01

Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2012	1.63%
2011	1.17
2010	.28
2009	.05
2008	.01

N/A	Fund no longer has a contractual reimbursement with the Adviser.
*	Rounds to less than 1%.

See accompanying notes to financial statements.

Nuveen Investments	83

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations					Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders (a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Virginia Premium Income (NPV)
Year Ended 5/31:
2012	$14.42	$.68	$1.32	$—	$—	$2.00	$(.80)	$(.02)	$(.82)	$15.60	$17.05
2011	14.73	.77	(.27)	(.01)	—	.49	(.80)	—	(.80)	14.42	14.92
2010	13.76	.88	.93	(.03)	—	1.78	(.81)	—	(.81)	14.73	15.85
2009	14.39	.90	(.66)	(.15)	(.02)	.07	(.65)	(.05)	(.70)	13.76	14.36
2008	14.89	.88	(.40)	(.22)	(.03)	.23	(.64)	(.09)	(.73)	14.39	14.04

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2012	13.83	.61	1.60	—	—	2.21	(.76)	—	(.76)	15.28	16.30
2011	14.21	.73	(.34)	—	—	.39	(.77)	—	(.77)	13.83	13.72
2010	13.04	.84	1.11	(.02)	—	1.93	(.76)	—	(.76)	14.21	15.14
2009	14.21	.93	(1.23)	(.17)	— *	(.47)	(.69)	(.01)	(.70)	13.04	14.00
2008	14.98	.95	(.67)	(.22)	(.03)	.03	(.70)	(.10)	(.80)	14.21	14.81

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

84	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

20.61%	14.26%	$141,099	2.78%		4.49%	N/A		N/A	12%
(.58)	3.48	130,032	2.11		5.36	N/A		N/A	12
16.60	13.19	132,302	1.45		6.14	N/A		N/A	3
8.05	.88	123,119	1.36		6.82	N/A		N/A	6
(2.94)	1.56	128,512	1.25		6.02	N/A		N/A	14

25.09	16.35	48,104	3.37		4.20	N/A		N/A	21
(4.25)	2.86	43,473	3.02		5.22	2.96%		5.27%	12
14.13	15.13	44,612	2.19		5.94	2.06		6.07	2
(.01)	(2.92)	40,881	1.47		7.17	1.26		7.38	4
(10.58)	.23	44,512	1.30		6.28	1.03		6.56	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of January 31, 2011, the Adviser is no longer reimbursing Virginia Dividend Advantage (NGB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Virginia Premium Income (NPV)
Year Ended 5/31:
2012	1.41%
2011	.93
2010	.29
2009	.08
2008	.02

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2012	1.67%
2011	1.76
2010	.95
2009	.09
2008	.02

N/A	Fund does not have, or no longer has, a contractual reimbursement with the Adviser.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	85

Financial
Highlights (continued)

Selected data for a Common share outstanding throughout each period:

		Investment Operations						Less Distributions
	Beginning Common Share Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Distributions from Net Investment Income to Auction Rate Preferred Share- holders (a)	Distributions from Capital Gains to Auction Rate Preferred Share- holders	(a)	Total	Net Investment Income to Common Share- holders	Capital Gains to Common Share- holders	Total	Ending Common Share Net Asset Value	Ending Market Value
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2012	$14.13	$.75	$1.48	$—	$—		$2.23	$(.79)	$—	$(.79)	$15.57	$16.40
2011	14.56	.77	(.41)	—	—		.36	(.79)	—	(.79)	14.13	13.96
2010	13.36	.84	1.15	(.01)	—		1.98	(.78)	—	(.78)	14.56	15.15
2009	14.39	.97	(1.11)	(.16)	—	*	(.30)	(.72)	(.01)	(.73)	13.36	13.98
2008	15.08	.96	(.61)	(.24)	(.02)		.09	(.72)	(.06)	(.78)	14.39	14.65

(a)	The amounts shown are based on Common share equivalents.
(b)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

86	Nuveen Investments

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets Applicable to Common Shares Before Reimbursement(c)			Ratios to Average Net Assets Applicable to Common Shares After Reimbursement(c)(d)
Based on Market Value (b)	Based on Common Share Net Asset Value (b)	Ending Net Assets Applicable to Common Shares (000)	Expenses	(e)	Net Investment Income (Loss)	Expenses	(e)	Net Investment Income (Loss)	Portfolio Turnover Rate

23.88%	16.19%	$89,822	2.87%		5.00%	2.83%		5.04%	19%
(2.58)	2.59	81,417	2.86		5.33	2.74		5.45	8
14.48	15.15	83,765	2.15		5.77	1.96		5.96	2
.96	(1.78)	76,726	1.39		7.21	1.11		7.49	4
(7.58)	.63	82,472	1.24		6.21	.91		6.55	10

(c)
Ratios do not reflect the effect of dividend payments to Auction Rate Preferred shareholders, where applicable; Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to ARPS and/or MTP Shares, where applicable.

(d)
After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. As of November 30, 2011, the Adviser is no longer reimbursing Virginia Dividend Advantage 2 (NNB) for any fees or expenses.

(e)
The expense ratios reflect, among other things, all interest expense and other costs related to MTP Shares and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, each as described in Footnote 1 – General Information and Significant Accounting Policies, MuniFund Term Preferred Shares and Inverse Floating Rate Securities, respectively, as follows:

Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2012	1.63%
2011	1.69
2010	.98
2009	.08
2008	.02

*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	87

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Maryland Premium Income (NMY)
Year Ended 5/31:
2012	$—	$—	$—	$74,593	$10.00	$32.42	$—
2011	—	—	—	74,593	10.00	30.52	—
2010	32,975	25,000	79,788	38,775	10.00	31.92	3.19
2009	70,875	25,000	75,972	—	—	—	—
2008	79,100	25,000	72,722	—	—	—	—

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2012	—	—	—	26,485	10.00	34.16	—
2011	—	—	—	26,485	10.00	31.94	—
2010	—	—	—	26,485	10.00	32.77	—
2009	25,825	25,000	77,766	—	—	—	—
2008	32,000	25,000	71,172	—	—	—	—

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2012	—	—	—	27,300	10.00	33.77	—
2011	—	—	—	27,300	10.00	31.40	—
2010	—	—	—	27,300	10.00	32.25	—
2009	26,625	25,000	76,817	—	—	—	—
2008	32,000	25,000	71,813	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
Maryland Premium Income (NMY)
Year Ended 5/31:
2012	2015	$10.06	$10.10		2016	$10.11	$10.14
2011	2015	10.09	10.04		2016	10.10	10.04	^^
2010	2015	10.00	10.01	^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Maryland Dividend Advantage (NFM)
Year Ended 5/31:
2012	2015	10.07	10.08		—	—	—
2011	2015	10.08	10.04		—	—	—
2010	2015	10.01	10.01	^^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Maryland Dividend Advantage 2 (NZR)
Year Ended 5/31:
2012	2015	10.07	10.08		—	—	—
2011	2015	10.05	10.05		—	—	—
2010	2015	9.97	9.96	^^^^	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

^	For the period January 29, 2010 (first issuance date of shares) through May 31, 2010.
^^	For the period March 15, 2011 (first issuance date of shares) through May 31, 2011.
^^^	For the period April 13, 2010 (first issuance date of shares) through May 31, 2010.
^^^^	For the period April 9, 2010 (first issuance date of shares) through May 31, 2010.

88	Nuveen Investments

	ARPS at the End of Period			MTP Shares at the End of Period (a)			ARPS and MTP Shares at the End of Period
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Asset Coverage Per $1 Liquidation Preference
Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2012	$—	$—	$—	$37,766	$10.00	$31.75	$—
2011	—	—	—	37,766	10.00	30.04	—
2010	14,825	25,000	80,078	20,700	10.00	32.03	3.20
2009	35,000	25,000	75,951	—	—	—	—
2008	39,000	25,000	73,208	—	—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2012	—	—	—	61,408	10.00	32.98	—
2011	—	—	—	61,408	10.00	31.18	—
2010	25,550	25,000	82,269	32,205	10.00	32.91	3.29
2009	63,800	25,000	73,244	—	—	—	—
2008	63,800	25,000	75,357	—	—	—	—

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2012	—	—	—	22,800	10.00	31.10	—
2011	—	—	—	22,800	10.00	29.07	—
2010	—	—	—	22,800	10.00	29.57	—
2009	21,750	25,000	71,989	—	—	—	—
2008	24,000	25,000	71,367	—	—	—	—

(a)	The Ending and Average Market Value Per Share for each Series of the Fund’s MTP Shares were as follows:

		Ending	Average			Ending	Average
		Market Value	Market Value			Market Value	Market Value
	Series	Per Share	Per Share		Series	Per Share	Per Share
Maryland Dividend Advantage 3 (NWI)
Year Ended 5/31:
2012	2015	$10.07	$10.09		2016	$10.11	$10.12
2011	2015	10.07	10.07		2016	10.03	10.00	ΩΩ
2010	2015	10.02	10.04	Ω	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Virginia Premium Income (NPV)
Year Ended 5/31:
2012	2015	10.13	10.09		2014	10.12	10.10
2011	2015	10.01	10.07		2014	10.03	10.02	ΩΩΩΩ
2010	2015	10.00	10.00	ΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Virginia Dividend Advantage (NGB)
Year Ended 5/31:
2012	2014	10.11	10.12		—	—	—
2011	2014	10.10	10.15		—	—	—
2010	2014	10.09	10.13	ΩΩΩΩΩ	—	—	—
2009	—	—	—		—	—	—
2008	—	—	—		—	—	—

Ω	For the period February 23, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩ	For the period January 24, 2011 (first issuance date of shares) through May 31, 2011.
ΩΩΩ	For the period January 26, 2010 (first issuance date of shares) through May 31, 2010.
ΩΩΩΩ	For the period March 14, 2011 (first issuance date of shares) through May 31, 2011.
ΩΩΩΩΩ	For the period November 18, 2009 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

Nuveen Investments	89

Financial
Highlights (continued)

	ARPS at the End of Period			MTP Shares at the End of Period (a)
	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share	Aggregate Amount Outstanding (000)	Liquidation Value Per Share	Asset Coverage Per Share
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2012	$—	$—	$—	$43,200	$10.00	$30.79
2011	—	—	—	43,200	10.00	28.85
2010	—	—	—	43,200	10.00	29.39
2009	41,175	25,000	71,586	—	—	—
2008	42,000	25,000	74,090	—	—	—

(a)	The Ending and Average Market Value Per Share for the Fund’s MTP Shares were as follows:

		Ending	Average
		Market Value	Market Value
	Series	Per Share	Per Share
Virginia Dividend Advantage 2 (NNB)
Year Ended 5/31:
2012	2014	$10.09	$10.11
2011	2014	10.13	10.12
2010	2014	10.08	10.12	^
2009	—	—	—
2008	—	—	—

^	For the period November 4, 2009 (first issuance date of shares) through May 31, 2010.

See accompanying notes to financial statements.

90	Nuveen Investments

Notes to
Financial Statements

1. General Information and Significant Accounting Policies

General Information
The state funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Maryland Premium Income Municipal Fund (NMY), Nuveen Maryland Dividend Advantage Municipal Fund (NFM), Nuveen Maryland Dividend Advantage Municipal Fund 2 (NZR), Nuveen Maryland Dividend Advantage Municipal Fund 3 (NWI), Nuveen Virginia Premium Income Municipal Fund (NPV), Nuveen Virginia Dividend Advantage Municipal Fund (NGB) and Nuveen Virginia Dividend Advantage Municipal Fund 2 (NNB) (each a “Fund” and collectively, the “Funds”). Common shares of Maryland Premium Income (NMY) and Virginia Premium Income (NPV) are traded on the New York Stock Exchange (“NYSE”) while Common shares of Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) are traded on the NYSE MKT (formerly known as NYSE Amex). The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end, registered investment companies.

Each Fund seeks to provide current income exempt from both regular federal and designated state income taxes by investing primarily in a portfolio of municipal obligations issued by state and local government authorities within a single state or certain U.S. territories.

Approved Fund Reorganizations
On October 28, 2011, the Funds’ Board of Trustees approved a series of reorganizations for all the Maryland and Virginia Funds included in this report. The reorganizations in each respective state are intended to create a single larger state Fund, which would potentially offer shareholders the following benefits:

•	Lower Fund expense ratios (excluding the effects of leverage), as fixed costs are spread over a larger asset base;
•	Enhanced secondary market trading, as larger Funds potentially make it easier for investors to buy and sell Fund shares;
•	Lower per share trading costs through reduced bid/ask spreads due to a larger common share float; and
•	Increased Fund flexibility in managing the structure and cost of leverage over time.

The approved reorganizations are as follows:

Acquired Funds	Acquiring Fund
Maryland Funds
Maryland Dividend Advantage (NFM)	Maryland Premium Income (NMY)
Maryland Dividend Advantage 2 (NZR)
Maryland Dividend Advantage 3 (NWI)

Acquired Funds	Acquiring Fund
Virginia Funds
Virginia Dividend Advantage (NGB)	Virginia Premium Income (NPV)
Virginia Dividend Advantage 2 (NNB)

The reorganizations of Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) into Virginia Premium Income (NPV) and Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR) and Maryland Dividend Advantage 3 (NWI) into Maryland Premium Income (NMY) were approved by shareholders of the Acquired Funds at special meetings for the Virginia and Maryland Funds on June 22, 2012 and July 18, 2012, respectively. The reorganizations will be consumated before the opening of business on August 6, 2012.

Upon the closing of the reorganizations, the Acquired Funds will transfer their assets to the Acquiring Funds in exchange for common and preferred shares of the Acquiring Funds, and the assumption by the Acquiring Funds of substantially all of the liabilities of the Acquired Funds. The Acquired Funds shareholders will then be liquidated, dissolved and terminated in accordance with their Declaration of Trust.

In addition, shareholders of the Acquired Funds will become shareholders of the Acquiring Funds. Holders of common shares will receive newly issued common shares of the Acquiring Funds, the aggregate net asset value of which will be equal to the aggregate net asset value of the common shares of the Acquired Funds held immediately prior to the reorganizations (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled). Fractional shares will be sold on the open market and shareholders will receive cash in lieu of such fractional shares. Holders of

Nuveen Investments	91

Notes to
Financial Statements (continued)

MuniFund Term Preferred (“MTP”) Shares of each Acquired Fund will receive on a one-for-one basis newly issued MTP Shares of the Acquiring Fund, in exchange for MTP Shares of the Acquired Fund held immediately prior to the reorganization.

In connection with the reorganizations, each of the Acquired Funds and Acquiring Funds have accrued for certain associated costs and expenses. Such amounts are included as components of “Accrued other expense” on the Statement of Assets and Liabilities and “Reorganization expense” on the Statement of Operations.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by Nuveen Fund Advisors, Inc. (“the Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to earmark securities in the Funds’ portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2012, Maryland Premium Income (NMY), Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Maryland Dividend Advantage 3 (NWI) and Virginia Premium Income (NPV) had outstanding when issued/delayed delivery purchase commitments of $341,487, $341,487, $346,995, $346,995 and $628,943, respectively. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

92	Nuveen Investments

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies (“RICs”). Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Auction Rate Preferred Shares
Each Fund is authorized to issue Auction Rate Preferred Shares (“ARPS”). As of May 31, 2011, the Funds redeemed all of their outstanding ARPS at liquidation value.

MuniFund Term Preferred Shares
The Funds have issued and outstanding MTP Shares, with a $10 stated (“par”) value per share. Proceeds from the issuance of MTP Shares, net of offering expenses, were used to redeem all, or a portion of, the remainder of each Fund’s outstanding ARPS. Each Fund’s MTP Shares are issued in one or more Series. Dividends on MTP shares, which are recognized as interest expense for financial reporting purposes, are paid monthly at a fixed annual rate, subject to adjustments in certain circumstances. The MTP Shares trade on the NYSE. As of May 31, 2012, the number of MTP Shares outstanding, annual interest rate and NYSE “ticker” symbol for each Fund’s series of MTP Shares are as follows:

	Maryland Premium Income (NMY)			Maryland Dividend Advantage (NFM)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	3,877,500	2.65%	NMY Pr C	2,648,500	2.60%	NFM Pr C
2016	3,581,800	2.90	NMY Pr D	—	—	—

	Maryland Dividend Advantage 2 (NZR)			Maryland Dividend Advantage 3 (NWI)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2015	2,730,000	2.60%	NZR Pr C	2,070,000	2.65%	NWI Pr C
2016	—	—	—	1,706,600	2.85	NWI Pr D

	Virginia Premium Income (NPV)			Virginia Dividend Advantage (NGB)
		Annual			Annual
	Shares	Interest	NYSE	Shares	Interest	NYSE
	Outstanding	Rate	Ticker	Outstanding	Rate	Ticker
Series:
2014	2,920,300	2.25%	NPV Pr A	2,280,000	2.80%	NGB Pr C
2015	3,220,500	2.65	NPV Pr C	—	—	—

				Virginia Dividend Advantage 2 (NNB)
					Annual
				Shares	Interest	NYSE
				Outstanding	Rate	Ticker
Series 2014				4,320,000	2.80%	NNB Pr C

Nuveen Investments	93

Notes to
Financial Statements (continued)

Each Fund is obligated to redeem its MTP Shares by the date as specified in its offering document (“Term Redemption Date”), unless earlier redeemed or repurchased by the Fund. MTP Shares are subject to optional and mandatory redemption in certain circumstances. MTP Shares will be subject to redemption at the option of each Fund (“Optional Redemption Date”), subject to a payment of premium for one year following the Optional Redemption Date (“Premium Expiration Date”), and at par thereafter. MTP Shares also will be subject to redemption, at the option of each Fund, at par in the event of certain changes in the credit rating of the MTP Shares. Each Fund may be obligated to redeem certain of the MTP Shares if the Fund fails to maintain certain asset coverage and leverage ratio requirements and such failures are not cured by the applicable cure date. The redemption price per share is equal to the sum of the liquidation value per share plus any accumulated but unpaid dividends. The Term Redemption Date, Optional Redemption Date and Premium Expiration Date for each Fund’s series of MTP Shares are as follows:

	Maryland		Maryland		Maryland		Maryland		Maryland
	Premium		Premium		Dividend		Dividend		Dividend
	Income		Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NMY	)	(NFM	)	(NZR	)	(NWI	)
	Series 2015		Series 2016		Series 2015		Series 2015		Series 2015
Term Redemption Date	February 1, 2015		April 1, 2016		May 1, 2015		May 1, 2015		March 1, 2015
Optional Redemption Date	February 1, 2011		April 1, 2012		May 1, 2011		May 1, 2011		March 1, 2011
Premium Expiration Date	January 31, 2012		March 31, 2013		April 30, 2012		April 30, 2012		February 29, 2012

	Maryland		Virginia		Virginia		Virginia		Virginia
	Dividend		Premium		Premium		Dividend		Dividend
	Advantage 3		Income		Income		Advantage		Advantage 2
	(NWI	)	(NPV	)	(NPV	)	(NGB	)	(NNB	)
	Series 2016		Series 2014		Series 2015		Series 2014		Series 2014
Term Redemption Date	February 1, 2016		April 1, 2014		February 1, 2015		December 1, 2014		December 1, 2014
Optional Redemption Date	February 1, 2012		April 1, 2012		February 1, 2011		December 1, 2010		December 1, 2010
Premium Expiration Date	January 31, 2013		March 31, 2013		January 31, 2012		November 30, 2011		November 30, 2011

The average liquidation value for all MTP Shares outstanding for each Fund during the fiscal year ended May 31, 2012, was as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Average liquidation value of MTP Shares outstanding	$74,593,000		$26,485,000		$27,300,000		$37,766,000

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
			(NPV	)	(NGB	)	(NNB	)
Average liquidation value of MTP Shares outstanding			$61,408,000		$22,800,000		$43,200,000

For financial reporting purposes only, the liquidation value of MTP Shares is recorded as a liability on the Statement of Assets and Liabilities. Unpaid dividends on MTP Shares are recognized as a component of “Interest payable” on the Statement of Assets and Liabilities. Dividends paid on MTP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

Inverse Floating Rate Securities
Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

94	Nuveen Investments

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.

During the fiscal year ended May 31, 2012, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At May 31, 2012, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Maximum exposure to Recourse Trusts	$—		$—		$—		$—

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
			(NPV	)	(NGB	)	(NNB	)
Maximum exposure to Recourse Trusts			$6,810,000		$2,255,000		$4,265,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the fiscal year ended May 31, 2012, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Average floating rate obligations outstanding	$9,953,202		$3,973,000		$3,840,000		$4,255,000
Average annual interest rate and fees	0.74%		0.74%		0.74%		0.73%

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
			(NPV	)	(NGB	)	(NNB	)
Average floating rate obligations outstanding			$4,630,000		$1,640,000		$2,980,000
Average annual interest rate and fees			0.42%		0.42%		0.42%

Nuveen Investments	95

Notes to
Financial Statements (continued)

Derivative Financial Instruments
Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2012.

Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the predetermined threshold amount.

Zero Coupon Securities
Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Offering Costs
Costs incurred by the Funds in connection with their offerings of MTP Shares were recorded as a deferred charge, which are being amortized over the life of the shares. Each Fund’s amortized deferred charges are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations. Each Fund’s offering costs incurred were as follows:

	Maryland		Maryland		Maryland		Maryland		Virginia		Virginia		Virginia
	Premium		Dividend		Dividend		Dividend		Premium		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3		Income		Advantage		Advantage 2
	(NMY	)	(NFM	)	(NZR	)	(NWI	)	(NPV	)	(NGB	)	(NNB	)
MTP Shares offering costs	$1,723,895		$657,275		$669,500		$1,091,490		$1,433,113		$587,000		$818,500

96	Nuveen Investments

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2012:

Maryland Premium Income (NMY)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$247,609,245	$—	$247,609,245

Maryland Dividend Advantage (NFM)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$91,407,130	$—	$91,407,130

Maryland Dividend Advantage 2 (NZR)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$94,157,771	$—	$94,157,771

Maryland Dividend Advantage 3 (NWI)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$120,608,041	$—	$120,608,041

Virginia Premium Income (NPV)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$203,977,783	$—	$203,977,783

Virginia Dividend Advantage (NGB)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$70,207,704	$—	$70,207,704

Nuveen Investments	97

Notes to
Financial Statements (continued)

Virginia Dividend Advantage 2 (NNB)	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Municipal Bonds	$—	$134,107,762	$—	$134,107,762

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Maryland	Maryland		Maryland		Maryland
	Premium	Dividend		Dividend		Dividend
	Income	Advantage		Advantage 2		Advantage 3
	(NMY )	(NFM	)	(NZR	)	(NWI	)
	Level 3	Level 3		Level 3		Level 3
	Municipal	Municipal		Municipal		Municipal
	Bonds	Bonds		Bonds		Bonds
Balance at the beginning of period	$457,636	$471,695		$471,695		$606,465
Gains (losses):
Net realized gains (losses)	6,970	—		—		—
Change in net unrealized appreciation (depreciation)	111,805	196,308		196,308		252,396
Purchases at cost	—	—		—		—
Sales at proceeds	(70,000)	—		—		—
Net discounts (premiums)	685	1,036		1,036		1,332
Transfers in to	—	—		—		—
Transfers out of	(507,096)	(669,039)		(669,039)		(860,193)
Balance at the end of period	$—	$—		$—		$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$—	$—		$—		$—

During the fiscal year ended May 31, 2012, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities
The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2012.

4. Fund Shares

Common Shares
Since the inception of the Funds’ repurchase programs, the Funds have not repurchased any of their outstanding Common shares.

Transactions in Common shares were as follows:

	Maryland Premium		Maryland Dividend		Maryland Dividend
	Income (NMY)		Advantage (NFM)		Advantage 2 (NZR)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	6,501	10,623	—	3,889	889	5,332

	Maryland Dividend		Virginia Premium		Virginia Dividend
	Advantage 3 (NWI)		Income (NPV)		Advantage (NGB)
	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended
	5/31/12	5/31/11	5/31/12	5/31/11	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	—	2,060	28,499	32,509	3,550	4,479

98	Nuveen Investments

Virginia Dividend
Advantage 2 (NNB)
	Year	Year
	Ended	Ended
	5/31/12	5/31/11
Common shares issued to shareholders due to reinvestment of distributions	7,279	9,404

Preferred Shares
As of May 31, 2010, Maryland Dividend Advantage (NFM), Maryland Dividend Advantage 2 (NZR), Virginia Dividend Advantage (NGB) and Virginia Dividend Advantage 2 (NNB) redeemed all of their ARPS at liquidation value.

Transactions in ARPS were as follows:

	Maryland
	Premium Income (NMY)
	Year		Year
	Ended		Ended
	5/31/12		5/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series W	N/A	N/A	585	$14,625,000
Series TH	N/A	N/A	734	18,350,000
Total	N/A	N/A	1,319	$32,975,000

	Maryland
	Dividend Advantage 3 (NWI)
	Year		Year
	Ended		Ended
	5/31/12		5/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	593	$14,825,000

	Virginia
	Premium Income (NPV)
	Year		Year
	Ended		Ended
	5/31/12		5/31/11
	Shares	Amount	Shares	Amount
ARPS redeemed:
Series T	N/A	N/A	333	$8,325,000
Series TH	N/A	N/A	689	17,225,000
Total	N/A	N/A	1,022	$25,550,000

N/A - As of May 31, 2011, the Fund redeemed all of its ARPS at liquidation value.

Nuveen Investments	99

Notes to
Financial Statements (continued)

Transactions in MTP shares were as follows:

	Maryland				Maryland
	Premium Income (NMY)				Dividend Advantage 3 (NWI)
	Year		Year		Year		Year
	Ended		Ended		Ended		Ended
	5/31/12		5/31/11		5/31/12		5/31/11
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2016	—	$—	3,581,800	$35,818,000	—	$—	1,706,000	$17,066,000

Virginia
Premium Income (NPV)
	Year		Year
	Ended		Ended
	5/31/12		5/31/11
	Shares	Amount	Shares	Amount
MTP Shares issued:
Series 2014	—	$—	2,920,300	$29,203,000

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2012, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Purchases	$21,117,979		$14,362,722		$17,856,658		$9,041,225
Sales and maturities	17,115,236		13,423,025		17,396,375		10,785,832

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
			(NPV	)	(NGB	)	(NNB	)
Purchases			$24,307,292		$14,218,855		$25,270,899
Sales and maturities			24,286,998		15,221,250		24,827,900

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

100	Nuveen Investments

At May 31, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Cost of investments	$219,502,008		$82,736,921		$84,909,863		$109,415,279
Gross unrealized:
Appreciation	$20,965,149		$5,540,042		$6,402,890		$8,020,079
Depreciation	(2,784,001)		(843,123)		(995,480)		(1,082,341)
Net unrealized appreciation (depreciation) of investments	$18,181,148		$4,696,919		$5,407,410		$6,937,738

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Cost of investments	$186,028,510		$64,823,350		$123,318,032
Gross unrealized:
Appreciation	$16,139,592		$4,919,876		$9,851,376
Depreciation	(2,821,161)		(1,174,680)		(2,041,646)
Net unrealized appreciation (depreciation) of investments	$13,318,431		$3,745,196		$7,809,730

Permanent differences, primarily due to federal taxes paid, taxable market discount, nondeductible offering costs and nondeductible reorganization expenses, resulted in reclassifications among the Funds’ components of Common share net assets at May 31, 2012, the Funds’ tax year end, as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Paid-in-surplus	$(692,796)		$(209,652)		$(190,533)		$(423,440)
Undistributed (Over-distribution of) net investment income	691,581		203,139		168,058		401,886
Accumulated net realized gain (loss)	1,215		6,513		22,475		21,554

	Virginia	Virginia		Virginia
	Premium	Dividend		Dividend
	Income	Advantage		Advantage 2
	(NPV )	(NGB	)	(NNB	)
Paid-in-surplus	$(681,182)	$(296,761)		$(201,582)
Undistributed (Over-distribution of) net investment income	705,251	292,560		186,359
Accumulated net realized gain (loss)	(24,069)	4,201		15,223

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2012, the Funds’ tax year end, were as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Undistributed net tax-exempt income *	$2,899,381		$694,436		$712,921		$911,060
Undistributed net ordinary income **	42,483		26,995		28,233		66
Undistributed net long-term capital gains	—		—		—		—

Nuveen Investments	101

Notes to
Financial Statements (continued)

	Virginia		Virginia		Virginia
	Premium		Dividend		Dividend
	Income		Advantage		Advantage 2
	(NPV	)	(NGB	)	(NNB	)
Undistributed net tax-exempt income *	$1,605,268		$539,307		$1,134,686
Undistributed net ordinary income **	59,977		22,721		32,894
Undistributed net long-term capital gains	317,648		—		—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on May 1, 2012, paid on June 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2012 and May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2012	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Distributions from net tax-exempt income***	$10,273,550		$3,937,412		$4,038,860		$5,091,929
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains****	—		—		—		—

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
2012			(NPV	)	(NGB	)	(NNB	)
Distributions from net tax-exempt income***			$8,769,902		$3,032,331		$5,773,936
Distributions from net ordinary income**			—		—		—
Distributions from net long-term capital gains****			214,014		—		—

	Maryland		Maryland		Maryland		Maryland
	Premium		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3
2011	(NMY	)	(NFM	)	(NZR	)	(NWI	)
Distributions from net tax-exempt income	$9,375,523		$3,996,405		$4,080,349		$4,779,678
Distributions from net ordinary income**	—		—		—		—
Distributions from net long-term capital gains	—		—		—		—

			Virginia		Virginia		Virginia
			Premium		Dividend		Dividend
			Income		Advantage		Advantage 2
2011			(NPV	)	(NGB	)	(NNB	)
Distributions from net tax-exempt income			$8,261,866		$3,051,386		$5,767,999
Distributions from net ordinary income**			—		3		—
Distributions from net long-term capital gains			—		—		—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2012, as Exempt Interest Dividends.
****
The Funds designate as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2012.

102	Nuveen Investments

At May 31, 2012, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Maryland		Maryland		Maryland		Maryland		Virginia		Virginia
	Premium		Dividend		Dividend		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3		Advantage		Advantage 2
	(NMY	)	(NFM	)	(NZR	)	(NWI	)	(NGB	)	(NNB	)
Expiration:
May 31, 2017	$297,132		$357,719		$264,182		$461,122		$—		$—
May 31, 2018	—		—		—		9,753		159,068		143,133
Total	$297,132		$357,719		$264,182		$470,875		$159,068		$143,133

During the Funds’ tax year ended May 31, 2012, the following Funds utilized capital loss carryforwards as follows:

	Maryland		Maryland		Maryland		Maryland		Virginia		Virginia
	Premium		Dividend		Dividend		Dividend		Dividend		Dividend
	Income		Advantage		Advantage 2		Advantage 3		Advantage		Advantage 2
	(NMY	)	(NFM	)	(NZR	)	(NWI	)	(NGB	)	(NNB	)
Utilized capital loss carryforwards	$99,416		$95,553		$159,953		$40,945		$326,655		$390,814

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of RICs. The changes are generally effective for taxable years beginning after the date of enactment. One of the more prominent changes addresses capital loss carryforwards. Under the Act, each Fund will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous regulation.

The Act also contains several provisions aimed at preserving the character of distributions made by a fiscal year RIC during the portion of its taxable year ending after October 31 or December 31, reducing the circumstances under which a RIC might be required to file amended Forms 1099 to restate previously reported distributions.

During the Funds’ tax year ended May 31, 2012, there were no post-enactment capital losses generated by any of the Funds.

7. Management Fees and Other Transactions with Affiliates
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedules:

Maryland Premium Income (NMY)
Virginia Premium Income (NPV)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For the next $3 billion	.3875
For managed assets over $5 billion	.3750

Nuveen Investments	103

Notes to
Financial Statements (continued)

Maryland Dividend Advantage (NFM)
Maryland Dividend Advantage 2 (NZR)
Maryland Dividend Advantage 3 (NWI)
Virginia Dividend Advantage (NGB)
Virginia Dividend Advantage 2 (NNB)
Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $125 million	.4500%
For the next $125 million	.4375
For the next $250 million	.4250
For the next $500 million	.4125
For the next $1 billion	.4000
For managed assets over $2 billion	.3750

The annual complex-level for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds and assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of May 31, 2012, the complex-level fee rate for these Funds was .1735%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Funds pay no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

104	Nuveen Investments

For the first ten years of Maryland Dividend Advantage 2’s (NZR) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
September 30,		September 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Maryland Dividend Advantage 2 (NZR) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Virginia Dividend Advantage 2’s (NNB) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily managed assets, for fees and expenses in the amounts and for the time periods set forth below:

Year Ending		Year Ending
November 30,		November 30,
2001*	.30%	2007	.25%
2002	.30	2008	.20
2003	.30	2009	.15
2004	.30	2010	.10
2005	.30	2011	.05
2006	.30

*	From the commencement of operations.

The Adviser has not agreed to reimburse Virginia Dividend Advantage 2 (NNB) for any portion of its fees and expenses beyond November 30, 2011.

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures
On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	105

Annual Investment Management Agreement
Approval Process (Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board

106	Nuveen Investments

during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund portfolios during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012.

The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a

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comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

108	Nuveen Investments

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market

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Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Groups of each of the Funds were classified as having significant differences from such Funds based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, each of the Funds had significant differences with its Performance Peer Group. Therefore, the Independent Board Members considered the Funds’ performance compared to their benchmarks. In this regard, the Independent Board Members noted that each Fund outperformed its respective benchmark in the one- and three-year periods.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses
The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

110	Nuveen Investments

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; the differences in the type and use of leverage; and differences in the states reflected in the Peer Universe may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio. The Independent Board Members noted that each Fund had net management fees and a net expense ratio (including fee waivers and expense reimbursements) below or in line with its peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients
The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent

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Approval Process (Unaudited) (continued)

differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers
In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their

112	Nuveen Investments

review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the

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time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Board Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the board members of the Funds. The number of board members of the Funds is currently set at ten. None of the board members who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the board members and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	ROBERT P. BREMNER
	8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Board Member	1996 Class III	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	222

■	JACK B. EVANS
	10/22/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	222

■	WILLIAM C. HUNTER
	3/6/48 333 W. Wacker Drive Chicago, IL 60606	Board Member	2004 Class I
Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
					222

■	DAVID J. KUNDERT
	10/28/42 333 W. Wacker Drive Chicago, IL 60606	Board Member	2005 Class II	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	222

■	WILLIAM J. SCHNEIDER
	9/24/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	1996 Class III	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council;member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	222

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:
■	JUDITH M. STOCKDALE
	12/29/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	222

■	CAROLE E. STONE
	6/28/47 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	222

■	VIRGINIA L. STRINGER
	8/16/44 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	222

■	TERENCE J. TOTH
	9/29/59 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II
Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly,Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
					222

Interested Board Member:
■	JOHN P. AMBOIAN(2)
	6/14/61 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	222

116	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	GIFFORD R. ZIMMERMAN
	9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988
Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary, of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.
					222

■	WILLIAM ADAMS IV
	6/9/55 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Senior Executive Vice President, Global Structured Products (since 2010), formerly, Executive Vice President (1999-2010) of Nuveen Securities, LLC; Co-President of Nuveen Fund Advisors, Inc. (since 2011); President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC.	122

■	CEDRIC H. ANTOSIEWICZ
	1/11/62 333 W. Wacker Drive Chicago, IL 60606	Vice President	2007	Managing Director of Nuveen Securities, LLC.	122

■	MARGO L. COOK
	4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); Managing Director-Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	222

■	LORNA C. FERGUSON
	10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC (since 2004).	222

■	STEPHEN D. FOY
	5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	222

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Board Members & Officers (Unaudited) (continued)

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	SCOTT S. GRACE
	8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009
Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.
					222

■	WALTER M. KELLY
	2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.; Senior Vice President (since 2008) of Nuveen Investment Holdings, Inc.; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	222

■	TINA M. LAZAR
	8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	222

■	KEVIN J. MCCARTHY
	3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007
Managing Director and Assistant Secretary (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).
					222

118	Nuveen Investments

	Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
■	KATHLEEN L. PRUDHOMME
	3/30/53 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	222

(1)
Board Members serve three year terms, except for two board members who are elected by the holders of Preferred Shares. The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The first year elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.

(2)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(3)
Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen Investments	119

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

120	Nuveen Investments

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Nuveen Investments	121

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Effective Leverage: Effective leverage is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative investments in the Fund’s portfolio. Currently, the leverage effects of Tender Option Bond (TOB) inverse floater holdings are included in effective leverage values, in addition to any regulatory leverage.

■
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

■
Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

122	Nuveen Investments

■	Leverage: Using borrowed money to invest in securities or other assets, seeking to increase the return of an investment or portfolio.

■
Leverage-Adjusted Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond Fund’s value to changes when market interest rates change. Generally, the longer a bond’s or Fund’s duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund’s portfolio of bonds.

■
Lipper Other States Municipal Debt Funds Classification Average: Calculated using the returns of all closed-end funds in this category. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

■
Regulatory Leverage: Regulatory Leverage consists of preferred shares issued by or borrowings of a Fund. Both of these are part of a Fund’s capital structure. Regulatory is sometimes referred to as “‘40 Act Leverage” and is subject to asset coverage limits set in the Investment Company Act of 1940.

■
Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	123

Glossary of Terms
Used in this Report (continued)

■
Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

124	Nuveen Investments

Notes

Nuveen Investments	125

Notes

126	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust
Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information
You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Information
Each Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Funds repurchased shares of their common stock as shown in the accompanying table.

Common Shares
Fund	Repurchased
NMY	—
NFM	—
NZR	—
NWI	—
NPV	—
NGB	—
NNB	—

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	127

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates - Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed approximately $227 billion as of March 31, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

EAN-A-0512D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder. (To view the code, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State's operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State's bond-related disclosure documents and certifying that they fairly presented the State's financial position; reviewing audits of various State and local agencies and programs; and coordinating the State's system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director.  Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone's position on the boards of these entities and as a member of both CBOE Holdings' Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Nuveen Maryland Premium Income Municipal Fund

The following tables show the amount of fees that Ernst & Young LLP, the Fund's auditor, billed to the Fund during the Fund's last two full fiscal years. For engagements with Ernst & Young LLP the Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE FUND

	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
Fiscal Year Ended	to Fund 1	Billed to Fund 2	Billed to Fund 3	Billed to Fund 4
May 31, 2012	$21,200	$0	$0	$0

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

May 31, 2011	$18,200	$12,500	$0	$850

Percentage approved	0%	0%	0%	0%
pursuant to
pre-approval
exception

1 "Audit Fees" are the aggregate fees billed for professional services for the audit of the Fund's annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 "Audit Related Fees" are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements and are not reported under "Audit Fees".

3 "Tax Fees" are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning.

4 "All Other Fees" are the aggregate fees billed for products and services for agreed upon procedures engagements performed for leveraged funds.

SERVICES THAT THE FUND'S AUDITOR BILLED TO THE ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by Ernst & Young LLP to Nuveen Fund Advisors, Inc. (formerly Nuveen Asset Management) (the “Adviser” or “NFA”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund's operations and financial reporting, during the Fund's last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to Ernst & Young LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Fund's audit is completed.

Fiscal Year Ended	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
May 31, 2012	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception
May 31, 2011	$ 0	$ 0	$ 0

Percentage approved	0%	0%	0%
pursuant to
pre-approval
exception

NON-AUDIT SERVICES

The following table shows the amount of fees that Ernst & Young LLP billed during the Fund's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that Ernst & Young LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund's operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from Ernst & Young LLP about any non-audit services that Ernst & Young LLP rendered during the Fund's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating Ernst & Young LLP's independence.

Fiscal Year Ended		Total Non-Audit Fees
billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
	Total Non-Audit Fees	operations and financial	Providers (all other
	Billed to Fund	reporting of the Fund)	engagements)	Total
May 31, 2012	$ 0	$ 0	$ 0	$ 0
May 31, 2011	$ 850	$ 0	$ 0	$ 850

"Non-Audit Fees billed to Fund" for both fiscal year ends represent "Tax Fees" and "All Other Fees" billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund's independent accountants and (ii) all audit and non-audit services to be performed by the Fund's independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant's Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Robert P. Bremner, Terence J. Toth, William J. Schneider, Carole E. Stone and David J. Kundert.

ITEM 6. SCHEDULE OF INVESTMENTS.

a) See Portfolio of Investments in Item 1.

b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. (“Adviser”) is the registrant’s investment adviser. The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser's policy and procedures. The Adviser periodically monitors the Sub-Adviser's voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, Inc. is the registrant’s investment adviser (also referred to as the “Adviser”).  The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services.  The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

The Portfolio Manager

The following individual has primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Name	Fund
Thomas Spalding	Nuveen Maryland Premium Income Municipal Fund

Other Accounts Managed. In addition to managing the registrant, the portfolio manager is also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*
Thomas Spalding	Registered Investment Company	20	$8.86 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	5	$18.4 million
*	Assets are as of May 31, 2012. None of the assets in these accounts are subject to an advisory fee based on performance.

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus.  The Fund’s portfolio managers are eligible for an annual cash bonus based on investment performance, qualitative evaluation and financial performance of Nuveen Asset Management.

A portion of each portfolio manager’s annual cash bonus is based on the Fund’s investment performance, generally measured over the past one- and three or five-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Fund generally is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

A portion of the cash bonus is based on a qualitative evaluation made by each portfolio manager’s supervisor taking into consideration a number of factors, including the portfolio manager’s team collaboration, expense management, support of personnel responsible for asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

The final factor influencing a portfolio manager’s cash bonus is the financial performance of Nuveen Asset Management based on its operating earnings.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

Beneficial Ownership of Securities.  As of May 31, 2012, the portfolio manager beneficially owned the following dollar range of equity securities issued by the Fund and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team.

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen funds managed by Nuveen Asset Management’s municipal investment team
Thomas Spalding	Nuveen Maryland Premium Income Municipal Fund	$0	$100,001-$500,000

PORTFOLIO MANAGER BIO:

Thomas Spalding, CFA, is Vice President and Senior Investment Officer of Nuveen Investments. He has direct investment responsibility for National Long Term funds. He joined Nuveen in 1976 as assistant portfolio manager and has been the portfolio manager of the Nuveen Municipal Value Fund, Nuveen’s first closed-end exchange traded fund, since its inception in 1987. Currently, he manages investments for 16 Nuveen-sponsored investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/CEF/Shareholder and there were no amendments during the period covered by this report. (To view the code, click on Fund Governance and then Code of Conduct.)

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Maryland Premium Income Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: August 8, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: August 8, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: August 8, 2012